EXHIBIT 10.01
                                     FORM OF

                     AMENDED AND RESTATED CUSTOMER AGREEMENT


                  THIS AMENDED AND RESTATED CUSTOMER AGREEMENT (this "Agreement"), made as of the 1st day of December, 1997, by and between DEAN
WITTER CORNERSTONE FUND _______, a New York limited partnership (the "Customer"), and DEAN WITTER REYNOLDS INC., a Delaware corporation ("DWR") [Bracketed language relates only to Cornerstone IV];


                              W I T N E S S E T H :


                  WHEREAS, the Customer was organized pursuant to a Certificate of Limited Partnership filed in the office of the County Clerk of New York on __________________, and a Limited Partnership Agreement dated as of
_________________ between Demeter Management Corporation, a Delaware corporation ("Demeter"), acting as general partner (in such capacity, the "General Partner"), and the limited partners of the Customer to trade, buy, sell, or otherwise acquire, hold, or dispose of commodities (including, but not limited, to foreign currencies, mortgage-backed securities, money market instruments, and any other securities or items which are, or may become, the subject of futures contract trading), commodity futures contracts, commodity forward contracts, [exchange commitments,] commodity options, [spot (cash) commodities and currencies,] and any rights pertaining thereto (hereinafter referred to collectively as "commodity interests"); [initially the Customer's principal business is to trade, buy, sell, or otherwise acquire, hold, or dispose of commodity interest contracts on, for, or with respect to domestic and foreign currencies and currency-related items;]

                  WHEREAS, the Customer (which is a commodity pool) and the General Partner (which is a registered commodity pool operator) have entered into management agreements (the "Management Agreements") with certain trading managers (each, a "Trading Manager" and collectively, the "Trading Managers"), which provide that the Trading Managers have authority and responsibility, except in certain limited situations, to direct the investment and reinvestment of the assets of the Customer in commodity interests under the terms set forth in the Management Agreements;

                  WHEREAS, the Customer and DWR entered into that certain Customer Agreement, dated as of ____________, which was amended and restated effective September 1, 1996 (the "Customer Agreement"), whereby DWR agreed to perform commodity interests brokerage and certain other services for the Customer; and

                  WHEREAS, the Customer and DWR wish to amend and restate the Customer Agreement to set forth the terms and conditions upon which DWR will continue to perform certain non-clearing commodity interests brokerage and certain other services for the Customer;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Definitions. All capitalized terms not defined herein shall have the meaning given to them in the Customer's most recent prospectus as filed with the Securities and Exchange Commission (the "Prospectus") relating to the offering of units of limited partnership interest of the Customer (the "Units") and in any amendment or supplement to the Prospectus.

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                  2.  Duties  of  DWR.  DWR  agrees  to  act  as a  non-clearing commodity broker for the Customer and introduce the Customer's account to Carr Futures, Inc. ("CFI") for execution and clearing of commodity interests transactions on behalf of the Customer in accordance with instructions provided by the Trading Managers, and the Customer agrees to retain DWR as a non-clearing commodity broker for the term of this Agreement.

                  DWR agrees to furnish to the Customer as soon as practicable all of the information from time to time in its possession which Demeter, as the general partner of the Customer, is required to furnish to the Limited Partners pursuant to the Limited Partnership Agreement as from time to time in effect and as required by applicable law, rules, or regulations and to perform such other services for the Customer as are set forth herein and in the Prospectus.

                  3. Obligations and Expenses. Except as otherwise set forth herein and in the Prospectus, the Customer, and not DWR, shall be responsible for all taxes, management and incentive fees to the Trading Managers, brokerage fees to DWR, fees and expenses specified in the Exchange Agreement among the Customer, Dean Witter Cornerstone Fund __, Dean Witter Cornerstone Fund __ and the General Partner, dated as of May 31, 1984, and as amended, and all extraordinary expenses incurred by it. In addition, the Customer, and not DWR, shall pay the charges of CFI for executing and clearing its commodity interests trades (as described in paragraph 5(b) below).

                  4.  Agreement  Nonexclusive.  DWR  shall  be  free  to  render services of the nature to be rendered to the Customer hereunder to other persons or entities in addition to the Customer, and the parties acknowledge that DWR may render such services to additional entities similar in nature to the Customer, including other partnerships organized with Demeter as their general partner. It is expressly understood and agreed that this Agreement is nonexclusive and that the Customer has no obligation to execute any or all of its trades for commodity interests through DWR. The parties acknowledge that the Customer may utilize such other broker or brokers as Demeter may direct from time to time. The Customer's utilization of an additional commodity broker shall neither terminate this Agreement nor modify in any regard the respective rights and obligations of the Customer and DWR hereunder.

                  5. (a) Compensation of DWR. The Customer will pay brokerage commissions to DWR at a roundturn rate (but charged on a half-turn basis) of 80% of DWR's published non-member rates for speculative accounts (which covers both the taking and liquidation of a position), and substantially equivalent rates for currency forward contract transactions in the forward contract and interbank markets.

                  The Customer will pay DWR brokerage commissions for currency forward contract transactions at rates established with reference to the brokerage commission rate charged on exchange-traded currency futures contracts. DWR may from time to time adjust the United States dollar size of currency forward contracts so that the brokerage commission rate charged on such contracts will approximate the rate charged on exchange-traded currency futures contracts of similar United States dollar value. DWR shall also charge the Partnership brokerage commissions for rollovers of forward contract positions.

                  (b) Compensation of CFI. The Customer will pay certain charges of CFI for executing and clearing trades for the Customer pursuant to that certain Customer Agreement dated as of December 1, 1997, among the Customer, CFI and DWR. In addition, DWR shall pay CFI certain charges with respect to the execution and clearance of trades for the Customer as agreed from time to time between DWR and CFI.

                  (c) Notwithstanding the foregoing, brokerage commissions, together with transaction fees and costs including those paid by the Customer to CFI, with respect to each Trading Manager's allocated Net Assets will be capped at 13/20 of 1% per month (in the

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case of  Tradin  Managers  that  employ  multiple  trading systems in trading on behalf of the Customer, the foregoing cap is applied on a per trading system basis) of the Customer's Net Assets allocated to such Trading Manager or trading system as of the last day of each month (a maximum 7.8% annual rate). In addition, the aggregate of (i) brokerage commissions and transaction fees and costs payable by the Customer, and (ii) net excess interest and compensating balance benefits to DWR (after crediting the Customer with interest) shall not exceed 14% annually of the Customer's average month-end Net Assets during each calendar year.

                  (d) From time to time, DWR may increase or decrease brokerage fees to be charged to the Customer; provided, however, that: (i) notice of such increase is mailed to each Limited Partner at least five business days prior to the last date on which a "Request for Redemption" must be received by the General Partner with respect to the applicable Redemption Date; and (ii) such notice shall describe the redemption and voting rights of Limited Partners.

                  6. Investment Discretion. The parties recognize that DWR shall have no authority to direct the commodity interests investments to be made for the Customer's account. However, the parties agree that DWR, and not the Trading Managers, shall have the authority and responsibility with regard to the investment, maintenance, and management of the Customer's assets that are held in segregated or secured accounts, as provided in Section 7 hereof.

                  7. Investment of Customer Funds. The Customer shall deposit its assets in accounts with DWR. The Customer's assets deposited with DWR will be segregated or secured in accordance with the Commodity Exchange Act and CFTC regulations. The Customer's assets deposited with DWR will be held in non-interest bearing accounts or invested in securities approved for investment by the CFTC for investment of customer funds. In any event, DWR will credit the Customer with interest income at month-end in an amount equal to 80% of the Customer's average daily Net Assets at a rate equal to the average yield on 13-week U.S. Treasury Bills issued during such month. All of such funds will be available for margin for the Customer's trading. [For the purpose of such interest payments, Net Assets will not include monies due to the Customer on or with respect to forward contracts and other commodity interests but not actually received by it from banks, brokers, dealers and other persons.] The Customer understands that it will not receive any other interest income on its assets and that DWR will receive interest income from CFI, as agreed from time to time by DWR and CFI, on the Customer's assets deposited as margin with CFI. The Customer's assets held by DWR may be used solely as margin for the Customer's trading.

                  Ownership of the right to receive interest on the Customer's assets pursuant to the preceding paragraph shall be reflected and maintained and may be transferred only on the books and records of DWR. Any purported transfer of such ownership shall not be effective or recognized until such transfer shall have been recorded on the books and records of DWR.

                  8.   Standard  of  Liability  and   Indemnity.   DWR  and  its
stockholder, directors, officers, employees, and its or their respective successors or assigns shall not be liable to the Customer, the General Partner or the Limited Partners, or any of its or their respective successors or assigns, except by reason of acts, or omissions due to, bad faith, misconduct, or negligence, or for not having acted in good faith in the reasonable belief that such acts or omissions were in, or not opposed to, the best interests of the Customer, or by reason of any material breach of this Agreement.

                  The Customer shall indemnify and hold harmless DWR and its stockholder, directors, officers, employees, and its or their respective successors or assigns from and against any loss, liability, damage, cost or expense (including attorneys' and accountants' fees and expenses incurred in the defense of any demands, claims, or lawsuits) actually and reasonably incurred arising from any act, omission or conduct undertaken by DWR on behalf

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of  the  Customer  pursuant  to  this  Agreement, including, without limitation, any demands, claims or lawsuits initiated by a Limited Partner (or assignee thereof), provided that a court of competent jurisdiction upon entry of final judgment shall find (or, if no final judgment is entered, an opinion is rendered to the Customer by independent counsel who shall be other than counsel to the Customer, the General Partner or DWR) to the effect that the conduct that was the basis for such liability was not the result of bad faith, misconduct, or negligence, and was done in a good faith belief that it was in, or not opposed to, the best interests of the Customer. Furthermore, in any action or proceeding brought by a Limited Partner in the right of the Customer to which DWR is a party defendant, DWR shall be indemnified only to the extent and subject to the conditions specified in the New York Uniform Limited Partnership Act, as amended and in effect on the date of the formation of the Customer.

                  DWR shall indemnify and hold harmless the Customer, the General Partner and the Limited Partners, and its or their respective successors or assigns from and against any loss, liability, damage, cost or expense (including attorneys' and accountants' fees and expenses incurred in the defense of any demands, claims, or lawsuits) actually and reasonably incurred arising from any act, omission or conduct undertaken by DWR on behalf of the Customer pursuant to this Agreement, provided that a court of competent jurisdiction upon entry of final judgment shall find (or, if no final judgment is entered, by an opinion rendered to the Customer by independent counsel who shall be other than counsel to the Customer, the General Partner or DWR) to the effect that the conduct that was the basis for such liability was the result of bad faith, misconduct, or negligence, or was not done in a good faith belief that it was in, or not opposed to, the best interests of the Customer, or was by reason of any material breach of this Agreement by DWR.

                  The indemnities provided in this Section 8 by the Customer to DWR and its stockholder, directors, officers, employees, and its or their respective successors and assigns shall be inapplicable in the event of any liability arising out of, or based upon, any material breach of any warranty, covenant, or agreement of DWR contained in this Agreement to the extent caused by such event. Likewise, the indemnities provided in this Section 8 by DWR to the Customer, the General Partner and the Limited Partners, and any of its or their respective successors and assigns shall be inapplicable in the event of any liability arising out of, or based upon, any material breach of any warranty, covenant, or agreement of the Customer contained in this Agreement to the extent caused by such event.

                  9. Term. This Agreement shall continue in effect until terminated by either party giving not less than 60 days' prior written notice of termination to the other party. Any such termination by either party shall be without penalty.

                  10. Complete Agreement. This Agreement constitutes the entire agreement between the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as between the parties unless in writing and signed by the party against whom enforcement is sought.

                  11. Assignment. This Agreement may not be assigned by either party without the express written consent of the other party.

                  12. Amendment. This Agreement may not be amended except by the written consent of the parties.

                  13. Notices. All notices required or desired to be delivered under this Agreement shall be in writing and shall be effective when delivered personally on the day delivered, or when given by registered or certified mail, postage prepaid, return receipt requested, on the day of receipt, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

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

                  if to the Customer:

                           DEAN WITTER CORNERSTONE FUND _____________
                           c/o Demeter Management Corporation
                           Two World Trade Center, 62nd Floor
                           New York, New York  10048
                           Attn:    Mark J. Hawley
                                    President

                  if to DWR:

                           DEAN WITTER REYNOLDS INC.
                           Two World Trade Center, 62nd Floor
                           New York, New York  10048
                           Attn:    Mark J. Hawley
                                    Executive Vice President

                  14. Survival. The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

                  15.  Headings.   Headings  of  Sections  herein  are  for  the
convenience of the parties only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  16. Incorporation by Reference. The Futures Customer Agreement annexed hereto is hereby incorporated by reference herein and made a part hereof to the same extent as if such document were set forth in full herein. If any provision of this Agreement is or at any time becomes inconsistent with the annexed document, the terms of this Agreement shall control.

                  IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned as of the day and year first above written.

                                            DEAN WITTER CORNERSTONE FUND _____

                                            By:  Demeter Management Corporation,
                                                      General Partner


                                            By:
                                                       Mark J. Hawley
                                                          President

                                            DEAN WITTER REYNOLDS INC.



                                            By:
                                                       Mark J. Hawley
                                                   Executive Vice President
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

Futures Customer Agreement

In consideration of the acceptance by Dean Witter Reynolds Inc. ("DWR") of one or more accounts of the undersigned ("Customer") (if more than one account is carried by DWR, all are covered by this Agreement and are referred to collectively as the "Account") and DWR's agreement to act as Customer's broker for the execution, clearance and/or carrying of transactions for the purchase and sale of commodity interests, including commodities, commodity futures contracts and commodity options, Customer agrees as follows:

1. APPLICABLE RULES AND REGULATIONS - The Account and each transaction therein shall be subject to the terms of this Agreement and to (a) all applicable laws and the regulations, rules and orders (collectively "regulations") of all regulatory and self-regulatory organizations having jurisdiction and
     (b) the constitution, by-laws, rules, regulations, orders, resolutions, interpretations and customs and usages (collectively "rules") of the market and any associated clearing organization (each an "exchange") on or subject to the rules of which such transaction is executed and/or cleared. The reference in the preceding sentence to exchange rules is solely for DWR's protection and DWR's failure to comply therewith shall not constitute a breach of this Agreement or relieve Customer of any obligation or responsibility under this Agreement. DWR shall not be liable to Customer as a result of any action by DWR, its officers, directors, employees or agents to comply with any rule or regulation.

2. PAYMENTS TO DWR - Customer agrees to pay to DWR immediately on request (a) commissions, fees and service charges as are in effect from time to time together with all applicable regulatory and self-regulatory organization and exchange fees, charges and taxes; (b) the amount of any debit balance or any other liability that may result from transactions executed for the account; and (c) interest on such debit balance or liability at the prevailing rate charged by DWR at the time such debit balance or liability arises and service charges on any such debit balance or liability together with any reasonable costs and attorney's fees incurred in collecting any such debit balance or liability. Customer acknowledges that DWR may charge commissions at other rates to other customers.

3. CUSTOMER'S DUTY TO MAINTAIN ADEQUATE MARGIN - Customer shall at all times and without prior notice or demand from DWR maintain adequate margins in the account so as continually to meet the original and maintenance margin requirements established by DWR for Customer. DWR may change such
     requirements   from  time  to  time  at  DWR's   discretion.   Such  margin
     requirements may exceed the margin requirements set by any exchange or other regulatory authority and may vary from DWR's requirements for other customers. Customer agrees, when so requested, immediately to wire transfer margin funds and to furnish DWR with names of bank officers for immediate verification of such transfers. Customer acknowledges and agrees that DWR may receive and retain as its own any interest, increment, profit, gain or benefit directly or indirectly, accruing from any of the funds DWR receives from Customer.

4.       DELIVERY; OPTION EXERCISE

         (a) Customer acknowledges that the making or accepting of delivery pursuant to a futures contract may involve a much higher degree of risk than liquidating a position by offset. DWR has no control over and makes no warranty with respect to grade, quality or tolerances of any commodity delivered in fulfillment of a contract.

         (b) Customer agrees to give DWR timely notice and immediately on request to inform DWR if Customer intends to make or take delivery under a futures contract or to exercise an option contract. If so requested, Customer shall provide DWR with satisfactory assurances that Customer can fulfill Customer's obligation to make or take delivery under any contract. Customer shall furnish DWR with property deliverable by it under any contract in accordance with DWR's instructions.

         (c) DWR shall not have any obligation to exercise any long option contract unless Customer has furnished DWR with timely exercise instructions and sufficient initial margin with respect to each underlying futures contract.

5. FOREIGN CURRENCY - If DWR enters into any transaction for Customer effected in a currency other than U.S. dollars: (a) any profit or loss caused by changes in the rate of exchange for such currency shall be for Customer's account and risk and (b) unless another currency is designated in DWR's confirmation of such transaction, all margin for such transaction and the profit or loss on the liquidation of such transaction shall be in U.S. dollars at a rate of exchange determined by DWR in its discretion on the basis of then prevailing market rates of exchange for such foreign currency.

6. DWR MAY LIMIT POSITIONS HELD - Customer agrees that DWR, at its discretion, may limit the number of open positions (net or gross) which Customer may execute, clear and/or carry with or acquire through it. Customer agrees (a) not to make any trade which would have the effect of exceeding such limits,
     (b) that DWR may require Customer to reduce open positions carried with DWR and (c) that DWR may refuse to accept orders to establish new positions. DWR may impose and enforce such limits, reduction or refusal whether or not they are required by applicable law, regulations or rules. Customer shall comply with all position limits established by any regulatory or self-regulatory organization or any exchange. In addition, Customer agrees to notify DWR promptly if customer is required to file position reports with any regulatory or self-regulatory organization or with any exchange.

7. NO WARRANTY AS TO INFORMATION OR RECOMMENDATION - Customer acknowledges that:

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

         (a) Any market recommendations and information DWR may communicate to Customer, although based upon information obtained from sources believed by DWR to be reliable, may be incomplete and not subject to verification;

         (b)      DWR  makes  no  representation,  warranty or  guarantee as to, and shall not be responsible for, the accuracy or completeness of any information or trading recommendation furnished to Customer;

         (c) recommendations to Customer as to any particular transaction at any given time may differ among DWR's personnel due to diversity in analysis of fundamental and technical factors and may vary from any standard recommendation made by DWR in its market letters or otherwise; and

         (d) DWR has no obligation or responsibility to update any market recommendations or information it communicates to Customer.

                  Customer understands that DWR and its officers, directors, affiliates, stockholders, representatives or associated persons may have positions in and may intend to buy or sell commodity interests which are the subject of market recommendations furnished to Customer, and that the market positions of DWR or any such officer, director, affiliate, stockholder, representative or associated person may or may not be consistent with the recommendations furnished to Customer by DWR.

8.       LIMITS ON DWR DUTIES; LIABILITY - Customer agrees:

               (a) that DWR has no duty to apprise Customer of news or of the value of any commodity interests or collateral pledged or in any way to advise Customer with respect to the market;

               (b)  that the  commissions  which DWR receives are  consideration
                    solely  for  the   execution,   reporting  and  carrying  of
                    Customer's trades;

               (c) that if Customer has authorized any third party or parties to place orders or effect transactions on behalf of Customer in any Account, each such party has been selected by Customer based on its own evaluation and assessment of such party and that such party is solely the agent of Customer, and if any such party allocates commodity interests among its customers, Customer has reviewed each such party's commodity interest allocation system, has satisfied itself that such allocation system is fair and will seek recovery solely from such party to recover any damages sustained by Customer as the result of any allocation made by such party; and

               (d) to waive any and all claims, rights or causes of action which Customer has or may have against DWR or its officers, employees and agents (i) arising in whole or in part, directly or indirectly, out of any act or omission of any person, whether or not legally deemed an agent of DWR, who refers or introduces Customer to DWR or places orders for Customer and (ii) for any punitive damages and to limit any claims arising out of this Agreement or the Account to Customer's direct out-of-pocket damages.


9. EXTRAORDINARY EVENTS - Customer shall have no claim against DWR for any loss, damage, liability, cost, charge, expense, penalty, fine or tax caused directly or indirectly by (a) governmental, court, exchange, regulatory or self-regulatory organization restrictions, regulations, rules, decisions or orders, (b) suspension or termination of trading, (c) war or civil or labor disturbance, (d) delay or inaccuracy in the transmission or reporting of orders due to a breakdown or failure of computer services, transmission or communication facilities, (e) the failure or delay by any exchange to enforce its rules or to pay to DWR any margin due in respect of Customer's Account, (f) the failure or delay by any bank, trust company, clearing organization or other person which, pursuant to applicable exchange rules, is holding Customer funds, securities or other property to pay or deliver the same to DWR or (g) any other cause or causes beyond DWR's control.

10. INDEMNIFICATION OF DWR - Customer agrees to indemnify, defend and hold harmless DWR and its officers, employees and agents from and against any loss, cost, claim, damage (including any consequential cost, loss or damage), liability or expense (including reasonable attorneys' fees) and any fine, sanction or penalty made or imposed by any regulatory or self-regulatory authority or any exchange as the result, directly or indirectly, of:

         (a) Customer's failure or refusal to comply with any provision of this Agreement or perform any obligation on its part to be performed pursuant to this Agreement; and

         (b) Customer's failure to timely deliver any security, commodity or other property previously sold by DWR on Customer's behalf.

11 NOTICES; TRANSMITTALS - DWR shall transmit all communications to Customer at Customer's address, telefax or telephone number set forth in the accompanying Futures Account Application or to such other address as Customer may hereafter direct in writing. Customer shall transmit all communications to DWR (except routine inquiries concerning the Account) to 130 Liberty Street, New York, NY 10006, Attention: Futures Compliance Officer. All payments and deliveries to DWR shall be made as instructed by DWR from time to time and shall be deemed received only when actually received by DWR.

12. CONFIRMATION CONCLUSIVE - Confirmation of trades and any other notices sent to Customer shall be conclusive and binding on Customer unless Customer or Customer's agent notifies DWR to the contrary (a) in the case of an oral report, orally at the time received by Customer or its agent or (b) in the case of a written report or notice, in writing prior to opening of trading on the business day next following receipt of the report. In addition, if Customer has not received a written confirmation that a commodity interest transaction has been executed within three business days after Customer has placed an order with DWR to effect such transaction, and has been informed or believes that such order has been or should have been executed, then Customer immediately shall notify DWR thereof. Absent such notice, Customer conclusively shall be deemed estopped to object and to have waived any such objection to the failure to execute or cause to be executed such transaction. Anything in this Section 12 withstanding, neither Customer nor DWR shall be bound by any transaction or price reported in error.

13. SECURITY INTEREST - All money and property ("collateral") now or at any future time held in Customer's Account, or otherwise held by DWR for Customer, is subject to a security interest in DWR's favor to secure any indebtedness at any time owing to it by Customer. DWR, in its discretion, may liquidate any collateral to satisfy any margin or Account deficiencies or to transfer the collateral to the general ledger account of DWR.

14. TRANSFER OF FUNDS - At any time and from time to time and without prior notice to Customer, DWR may transfer from one account to another account in which Customer has any interest, such excess funds, equities, securities or other property as in DWR's judgment may be required for margin, or to reduce any debit balance or to reduce or satisfy any deficits in such other accounts except that no such transfer may be made from a segregated account subject to the Commodity Exchange Act to another account maintained by Customer unless either Customer has authorized such transfer in writing or DWR is effecting such transfer to enforce DWR's security interest pursuant to Section 13. DWR promptly shall confirm all transfers of funds made pursuant hereto to Customer in writing.

15. DWR'S RIGHT TO LIQUIDATE CUSTOMER POSITIONS - In addition to all other rights of DWR set forth in this Agreement:

     (a)  when  directed  or  required  by  a  regulatory   or   self-regulatory
          organization or exchange having jurisdiction over DWR or the Account;

          (b) whenever, in its discretion, DWR considers it necessary for its protection because of margin requirements or otherwise;

          (c) if Customer or any affiliate of Customer repudiates, violates, breaches or fails to perform on a timely basis any term, covenant or condition on its part to be performed under this Agreement or another agreement with DWR;

          (d) if a case in bankruptcy is commenced or if a proceeding under any insolvency or other law for the protection of creditors or for the appointment of a receiver, liquidator, trustee, conservator, custodian or similar officer is filed by or against Customer or any affiliate of Customer, or if Customer or any affiliate of Customer makes or proposes to make any arrangement or composition for the benefit of its creditors, or if Customer (or any such affiliate) or any or all of its property is subject to any agreement, order, judgment or decree providing for Customer's dissolution, winding-up, liquidation, merger, consolidation, reorganization or for the appointment of a receiver, liquidator, trustee, conservator, custodian or similar officer of Customer, such affiliate or such property;

          (e)  DWR is informed of Customer's death or mental incapacity; or

          (f) if an attachment or similar order is levied against the Account or any other account maintained by Customer or any affiliate of Customer with DWR;

         DWR shall have the right to (i) satisfy any obligations due DWR out of any Customer's property in DWR's custody or control, (ii) liquidate any or all of Customer's commodity interest positions, (iii) cancel any or all of Customer's outstanding orders, (iv) treat any or all of Customer's obligations due DWR as immediately due and payable, (v) sell any or all of Customer's property in DWR's custody or control in such manner as DWR determines to be commercially reasonable, and/or (vi) terminate any or all of DWR's obligations for future performance to Customer, all without any notice to or demand on Customer. Any sale hereunder may be made in any commercially reasonable manner. Customer agrees that a prior demand, call or notice shall not be considered a waiver of DWR's right to act without demand or notice as herein provided, that Customer shall at all times be liable for the payment of any debit balance owing in each account upon demand whether occurring upon a liquidation as provided under this Section 15 or otherwise under this Agreement, and that in all cases Customer shall be liable for any deficiency remaining in each Account in the event of liquidation thereof in whole or in part together with interest thereon and all costs relating to liquidation and collection (including reasonable attorneys' fees).

16. CUSTOMER REPRESENTATIONS, WARRANTIES AND AGREEMENTS - Customer represents and warrants to and agrees with DWR that:

     (a) Customer has full power and authority to enter into this Agreement and to engage in the transactions and perform its obligations hereunder and contemplated hereby and (i) if a corporation or a limited liability company, is duly organized under the laws of the jurisdiction set forth in the accompanying Futures Account Application, or (ii) if a partnership, is duly organized pursuant to a written partnership agreement and the general partner executing this Agreement is duly authorized to do so under the partnership agreement;

     (b) Neither Customer nor any partner, director, officer, member, manager or employee of Customer nor any affiliate of Customer is a partner, director, officer, member, manager or employee of a futures commission merchant introducing broker, exchange or self-regulatory organization or an employee or commissioner of the Commodity Futures Trading Commission (the "CFTC"), except as previously disclosed in writing to DWR;

     (c) The accompanying Futures Account Application and Personal Financial Statements, if applicable, (including any financial statements furnished in connection therewith) are true, correct and complete. Except as disclosed on the accompanying Futures Account Application or otherwise provided in writing, (i) Customer is not a commodity pool or is exempt from registration under the rules of the Commission, and
          (ii) Customer is acting solely as principal and no one other than Customer has any interest in any Account of Customer. Customer hereby authorizes DWR to contact such banks, financial institutions and credit agencies as DWR shall deem appropriate for verification of the information contained herein.

     (d) Customer has determined that trading in commodity interests is appropriate for Customer, is prudent in all respects and does not and will not violate Customer's charter or by-laws (or other comparable governing document) or any law, rule, regulation, judgment, decree, order or agreement to which Customer or its property is subject or bound;

     (e) As required by CFTC regulations, Customer shall create, retain and produce upon request of the applicable contract market, the CFTC or the United States Department of Justice documents (such as contracts, confirmations, telex printouts, invoices and documents of title) with respect to cash transactions underlying exchanges of futures for cash commodities or exchange of futures in connection with cash commodity transactions;

     (f) Customer consents to the electronic recording, at DWR's discretion, of any or all telephone conversations with DWR (without automatic tone warning device), the use of same as evidence by either party in any action or proceeding arising out of the Agreement and in DWR's erasure, at its discretion, of any recording as part of its regular procedure for handling of recordings;

     (g) Absent a separate written agreement between Customer and DWR with respect to give-ups, DWR, in its discretion, may, but shall have no obligation to, accept from other brokers commodity interest transactions executed by such brokers on an exchange for Customer and proposed to be "given-up" to DWR for clearance and/or carrying in the Account;

     (h) DWR, for and on behalf of Customer, is authorized and empowered to place orders for commodity interest transactions through one or more electronic or automated trading systems maintained or operated by or under the auspices of an exchange, that DWR shall not be liable or obligated to Customer for any loss, damage, liability, cost or expense (including but not limited to loss of profits, loss of use, incidental or consequential damages) incurred or sustained by Customer and arising in whole or in part, directly or indirectly, from any fault, delay, omission, inaccuracy or termination of a system or DWR's inability to enter, cancel or modify an order on behalf of Customer on or through a system. The provisions of this Section 16(h) shall apply regardless of whether any customer claim arises in contract, negligence, tort, strict liability, breach of fiduciary obligations or otherwise; and

     (i) If Customer is subject to the Financial Institution Reform, Recovery and Enforcement Act of 1989, the certified resolutions set forth following this Agreement have been caused to be reflected in the minutes of Customer's Board of Directors (or other comparable governing body) and this Agreement is and shall be, continuously from the date hereof, an official record of Customer.

         Customer agrees to promptly notify DWR in writing if any of the warranties and representations contained in this Section 16 becomes inaccurate or in any way ceases to be true, complete and correct.

17. SUCCESSORS AND ASSIGNS - This Agreement shall inure to the benefit of DWR, its successors and assigns, and shall be binding upon Customer and Customer's executors, trustees, administrators, successors and assigns, provided, however, that this Agreement is not assignable by Customer without the prior written consent of DWR.

18. MODIFICATION OF AGREEMENT BY DWR; NON-WAIVER PROVISION - This Agreement may only be altered, modified or amended by mutual written consent of the parties, except that if DWR notifies Customer of a change in this Agreement and Customer thereafter effects a commodity interest transaction in an account, Customer agrees that such action by Customer will constitute consent by Customer to such change. No employee of DWR other than DWR's General Counsel or his or her designee, has any authority to alter, modify, amend or waive in any respect any of the terms of this Agreement. The rights and remedies conferred upon DWR shall be cumulative, and its forbearance to take any remedial action available to it under this Agreement shall not waive its right at any time or from time to time thereafter to take such action.

19. SEVERABILITY - If any term or provision hereof or the application thereof to any persons or circumstances shall to any extent be contrary to any exchange, government or self-regulatory regulation or contrary to any federal, state or local law or otherwise be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is contrary, invalid or unenforceable, shall not be affected thereby.

20. CAPTIONS - All captions used herein are for convenience only, are not a part of this Agreement, and are not to be used in construing or interpreting any aspect of this Agreement.

21. TERMINATION - This Agreement shall continue in force until written notice of termination is given by Customer or DWR. Termination shall not relieve either party of any liability or obligation incurred prior to such notice. Upon giving or receiving notice of termination, Customer will promptly take all action necessary to transfer all open positions in each account to another futures commission merchant.

22. ENTIRE AGREEMENT - This Agreement constitutes the entire agreement between Customer and DWR with respect to the subject matter hereof and supersedes any prior agreements between the parties with respect to such subject matter.

23.  GOVERNING LAW; CONSENT TO JURISDICTION -

     (a) In case of a dispute between Customer and DWR arising out of or relating to the making or performance of this Agreement or any transaction pursuant to this Agreement (i) this Agreement and its enforcement shall be governed by the laws of the State of New York without regard to principles of conflicts of laws, and (ii) Customer will bring any legal proceeding against DWR in, and Customer hereby consents in any legal proceeding by DWR to the jurisdiction of, any state or federal court located within the State and City of New York in connection with all legal proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from Customer's Account, transactions contemplated by this Agreement or the breach thereof. Customer hereby waives all objections Customer, at any time, may have as to the propriety of the court in which any such legal proceedings may be commenced. Customer also agrees that any service of process mailed to Customer at any address specified to DWR shall be deemed a proper service of process on the undersigned.

     (b) Notwithstanding the provisions of Section 23 (a)(ii), Customer may elect at this time to have all disputes described in this Section resolved by arbitration. To make such election, Customer must sign the Arbitration Agreement set forth in Section 24. Notwithstanding such election, any question relating to whether Customer or DWR has commenced an arbitration proceeding in a timely manner, whether a dispute is within the scope of the Arbitration Agreement or whether a party (other than Customer or DWR) has consented to arbitration and all proceedings to compel arbitration shall be determined by a court as specified in Section 23 (a)(ii).

24. ARBITRATION AGREEMENT (OPTIONAL) - Every dispute between Customer and DWR arising out of or relating to the making or performance of this Agreement or any transaction pursuant to this Agreement, shall be settled by arbitration in accordance with the rules, then in effect, of the National Futures Association, the contract market upon which the transaction giving rise to the claim was executed, or the National Association of Securities Dealers as Customer may elect. If Customer does not make such election by registered mail addressed to DWR at 130 Liberty Street, 29th Floor, New York, NY 10006; Attention: Deputy General Counsel, within 45 days after demand by DWR that the Customer make such election, then DWR may make such election. DWR agrees to pay any incremental fees which may be assessed by a qualified forum for making available a "mixed panel" of arbitrators, unless the arbitrators determine that Customer has acted in bad faith in initiating or conducting the proceedings. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

     IN ADDITION TO FOREIGN FORUMS, THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSION ("CFTC") AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

     THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

     BY SIGNING THIS AGREEMENT, YOU (1) MAY BE WAIVING YOUR RIGHT TO SUE IN A COURT OF LAW AND (2) ARE AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH YOU OR DWR MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. YOU ARE NOT, HOWEVER, WAIVING YOUR RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, YOU WILL BE NOTIFIED IF DWR INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF YOU BELIEVE A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF YOU PREFER TO REQUEST A SECTION 14 "REPARATIONS" PROCEEDINGS BEFORE THE CFTC, YOU WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

     YOU NEED NOT AGREE TO THIS ARBITRATION AGREEMENT TO OPEN AN ACCOUNT WITH DWR. See 17 CFR 180.1-180.5. ACCEPTANCE OF THIS ARBITRATION AGREEMENT REQUIRES A SEPARATE SIGNATURE ON PAGE 8.

25. CONSENT TO TAKE THE OTHER SIDE OF ORDERS (OPTIONAL) - Without its prior notice, Customer agrees that when DWR executes sell or buy orders on

     Customer's behalf, DWR, its directors, officers, employees, agents, affiliates, and any floor broker may take the other side of Customer's transaction through any account of such person subject to its being executed at prevailing prices in accordance with and subject to the limitations and conditions, if any, contained in applicable rules and regulations.

26. AUTHORIZATION TO TRANSFER FUNDS (OPTIONAL) - Without limiting other provisions herein, DWR is authorized to transfer from any segregated account subject to the Commodity Exchange Act carried by DWR for the Customer to any other account carried by DWR for the Customer such amount of excess funds as in DWR's judgment may be necessary at any time to avoid a margin call or to reduce a debit balance in said account. It is understood that DWR will confirm in writing each such transfer of funds made pursuant to this authorization within a reasonable time after such transfer.

27. SUBORDINATION AGREEMENT (Applies only to Accounts with funds held in foreign countries) - Funds of customers trading on United States contract markets may be held in accounts denominated in a foreign currency with depositories located outside the United States or its territories if the customer is domiciled in a foreign country or if the funds are held in connection with contracts priced and settled in a foreign currency. Such accounts are subject to the risk that events could occur which hinder or prevent the availability of these funds for distribution to customers. Such accounts also may be subject to foreign currency exchange rate risks.

     If authorized below, Customer authorizes the deposit of funds into such foreign depositories. For customers domiciled in the United States, this authorization permits the holding of funds in regulated accounts offshore only if such funds are used to margin, guarantee, or secure positions in such contracts or accrue as a result of such positions. In order to avoid the possible dilution of other customer funds, a customer who has funds held outside the United States agrees by accepting this subordination agreement that his claims based on such funds will be subordinated as described below in the unlikely event both of the following conditions are met: (1) DWR is placed in receivership or bankruptcy, and (2) there are insufficient funds available for distribution denominated in the foreign currency as to which the customer has a claim to satisfy all claims against those funds.

     By initialing the Subordination Agreement below, Customer agrees that if both of the conditions listed above occur, its claim against DWR's assets attributable to funds held overseas in a particular foreign currency may be satisfied out of segregated customer funds held in accounts denominated in dollars or other foreign currencies only after each customer whose funds are held in dollars or in such other foreign currencies receives its pro-rata portion of such funds. It is further agreed that in no event may a customer whose funds are held overseas receive more than its pro-rata share of the aggregate pool consisting of funds held in dollars, funds held in the particular foreign currency, and non-segregated assets of DWR.

OPTIONAL ELECTIONS

The following provisions, which are set forth in this agreement, need not be entered into to open the Account. Customer agrees that its optional elections are as follows:
                                          Signature required for each election
ARBITRATION AGREEMENT:
(Agreement Paragraph 24)
                                        ----------------------------------------

CONSENT TO TAKE THE OTHER SIDE OF ORDERS:
(Agreement Paragraph 25)
                                        ----------------------------------------

AUTHORIZATION TO TRANSFER FUNDS:
(Agreement Paragraph 26)
                                        ----------------------------------------

ACKNOWLEDGEMENT TO SUBORDINATION AGREEMENT
(Agreement Paragraph 27)
                                        ----------------------------------------
                              (Required for accounts holding non-U.S. currency)

--------------------------------------------------------------------------------

HEDGE ELECTION

Customer confirms that all transactions in the Account will represent        / /
bona fide hedging transactions, as defined by the Commodity Futures
Trading Commission, unless DWR is notified otherwise not later than the time an order is placed for the Account [check box if applicable]:


Pursuant to CFTC Regulation 190.06(d), Customer specifies and agrees, with respect to hedging transactions in the Account, that in the unlikely event of DWR's bankruptcy, it prefers that the bankruptcy trustee [check appropriate box]:

  A.  Liquidate all open contracts without first seeking instructions        / /
      either from or on behalf of Customer.

  B.  Attempt to obtain  instructions with respect to the disposition of     / /
      all open contracts. (If neither box is checked, Customer shall be deemed to elect A)

--------------------------------------------------------------------------------

ACKNOWLEDGEMENT OF RECEIPT OF RISK DISCLOSURE STATEMENTS

The undersigned each hereby acknowledges its separate receipt from DWR, and its understanding of each of the following documents prior to the opening of the account:

   * Risk Disclosure Statement for Futures and Options (in the        * Project ATM Customer Information Statement
     form prescribed by CFTC Regulation 1.55(c))
   * LME Risk Warning Notice                                          * Questions & Answers on Flexible Options Trading at the CBOT
     Dean Witter Order Presumption for After Hours Electronic         * CME Average Pricing System Disclosure Statement
     Markets
   * NYMEX ACCESSSM Risk Disclosure Statement                         * Special Notice to Foreign Brokers and Foreign Traders
     Globex(R) Customer Information and Risk Disclosure Statement

-------------------------------------------------------------------------------

REQUIRED SIGNATURES

The undersigned has received, read, understands and agrees to all the provisions of this Agreement and the separate risk disclosure statements enumerated above and agrees to promptly notify DWR in writing if any of the warranties and representations contained herein become inaccurate or in any way cease to be true, complete and correct.

--------------------------------------------------------------------------------
CUSTOMER NAME(S)

------------------------------------------   -----------------------------------
AUTHORIZED SIGNATURE(S)                       DATE


--------------------------------------------------------------------------------
(If applicable, print name and title of signatory)

                                                                EXHIBIT 10.01(a)

                                     FORM OF

                               CUSTOMER AGREEMENT


                  THIS CUSTOMER AGREEMENT (this "Agreement"), made as of the 1st day of December, 1997, by and among DEAN WITTER CORNERSTONE FUND ________, a New York limited partnership (the "Customer"), CARR FUTURES INC., a Delaware corporation ("CFI"), and DEAN WITTER REYNOLDS INC., a Delaware corporation ("DWR");


                              W I T N E S S E T H :


                  WHEREAS, the Customer was organized pursuant to a Certificate of Limited Partnership filed in the office of the County Clerk of New York County, New York on ______________, and a Limited Partnership Agreement dated as of _______________ between Demeter Management Corporation, a Delaware corporation ("Demeter"), acting as general partner (in such capacity, the "General Partner"), and the limited partners of the Customer, to trade, buy, sell, or otherwise acquire, hold, or dispose of commodities (including, but not limited to, foreign currencies, mortgage-backed securities, money market instruments, and any other securities or items which are, or may become, the subject of futures contract trading), commodity futures contracts, commodity forward contracts, commodity options, and any rights pertaining thereto (hereinafter referred to collectively as "commodity interests");

                  WHEREAS, the Customer (which is a commodity pool) and the General Partner (which is a registered commodity pool operator) have entered into management agreements (the "Management Agreements") with certain trading managers (each, a "Trading Manager" and collectively, the "Trading Managers"), which provide that the Trading Managers have authority and responsibility, except in certain limited situations, to direct the investment and reinvestment of the assets of the Customer in commodity interests under the terms set forth in the Management Agreements;

                  WHEREAS, the Customer and DWR have entered into that certain Amended and Restated Customer Agreement, dated as of December 1, 1997 (the "DWR Customer Agreement"), whereby DWR agreed to perform certain non-clearing commodity interests brokerage and other services for the Customer; and

                  WHEREAS, the Customer, DWR and CFI wish to enter into this Agreement to set forth the terms and conditions upon which CFI will perform commodity interests execution and clearing services for the Customer;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Definitions. All capitalized terms not defined herein shall have the meaning given to them in the Customer's most recent prospectus as filed with the Securities and Exchange Commission (the "Prospectus") relating to the offering of units of limited partnership interest of the Customer (the "Units") and in any amendment or supplement to the Prospectus.

                  2. Duties of CFI. CFI agrees to execute and clear all commodity interests brokerage transactions on behalf of the Customer in accordance with instructions provided by DWR, Demeter or the Trading Managers, and the Customer agrees to retain CFI as its clearing broker for the term of this Agreement. CFI agrees to maintain such number of subaccounts for the Customer as DWR reasonably shall request. The execution and clearing services of CFI provided hereunder shall be in accordance with applicable exchange rules.

                  CFI agrees to furnish to the Customer as soon as practicable all of the information from time to time in its possession which Demeter, as the general partner of the Customer, is required to furnish to the Limited Partners pursuant to the Limited Partnership Agreement as from time to time in effect and as required by applicable law, rules, or regulations and to perform such other services for the Customer as are set forth herein and in the Prospectus. CFI shall disclose such information (including, without limitation, financial statements) regarding itself and its affiliates as may be required by the Customer for SEC, CFTC and state blue sky disclosure purposes.

                  CFI agrees to notify the applicable Trading Manager and DWR immediately upon discovery of any error committed by CFI or any of its agents with respect to a trade executed or cleared by CFI on behalf of the Customer and to notify DWR promptly of any order or trade for the Customer's account which CFI believes was not executed or cleared in accordance with proper instructions given by DWR, Demeter or any Trading Manager or other agent for the Customer's account. Notwithstanding any provision of this Agreement to the contrary, CFI shall assume financial responsibility for any errors committed or caused by it in executing or clearing orders for the purchase or sale of commodity interests for the Customer's account and shall credit the Customer's account with any profit resulting from an error of CFI. Errors made by floor brokers appointed or selected by CFI shall constitute errors made by CFI. However, CFI shall not be responsible for errors committed by the Trading Managers.

                  CFI acknowledges that other partnerships of which the General Partner is the general partner are not affiliates of the Customer.

                  3. Margins. The futures and futures option trades for the Customer's account shall be margined at the applicable exchange or clearinghouse minimum rates for speculative accounts; all subaccounts shall be combined for determining such margin requirements. All margin calls for the Customer's account shall be made to DWR by CFI, and each such call for margin shall be met by Customer within three hours after DWR has received such call. CFI shall accept as margin for the Customer's account any instrument deemed acceptable under exchange or clearinghouse rules pertaining to such account. Upon oral or written request by DWR, CFI shall, within three hours after receipt of any such request, wire transfer (by federal bank wire system) to DWR for Customer's account any funds in the Customer's account with CFI in excess of the margin requirements for such account.

                  4. Obligations and Expenses. Except as otherwise set forth herein, the Customer, and not CFI, shall be responsible for all taxes, management and incentive fees to the Trading Managers, the brokerage fees to DWR pursuant to the DWR Customer Agreement, and all extraordinary expenses incurred by it.

                  5.  Agreement  Nonexclusive.  CFI  shall  be  free  to  render services of the nature to be rendered to the Customer hereunder to other persons or entities in addition to the Customer, and the parties acknowledge that CFI may render such services to additional entities similar in nature to the Customer, including other partnerships organized with Demeter as their general partner. It is expressly understood and agreed that this Agreement is nonexclusive and that the Customer has no obligation to execute any or all of its trades for commodity interests through CFI. The parties acknowledge that the Customer may execute and clear trades for commodity interests through such other broker or brokers as Demeter may direct from time to time. The Customer's utilization of an additional commodity broker shall neither terminate this Agreement nor modify in any regard the respective rights and obligations of the Customer and CFI hereunder.

                  6. Compensation of CFI. In compensation of CFI's services pursuant to this Agreement, the Customer shall pay CFI (i) all NFA fees, clearinghouse fees, exchange fees or other regulatory fees, taxes (other than income taxes), floor brokerage fee, third-party clearing fees and give-up fees; and (ii) with respect to each futures contract or option on futures contracts which CFI executes on an exchange located in Chicago, an execution service fee (over floor brokerage) equal to $1.00 per contract and, if the special services desk of CFI assists with the execution of an order on an exchange outside of Chicago, a service fee of $1.00 per contract. DWR shall pay to CFI such charges with respect to the clearance of trades for the Customer as DWR and CFI shall agree from time to time. DWR shall have no obligation to reimburse the Customer for any payments made by the Customer to CFI. The Customer shall have no obligation to reimburse DWR for any payments made by DWR to CFI.

                  7. Investment Discretion. The parties recognize that CFI shall have no authority to direct the commodity interests investments to be made for the Customer's account, but shall execute only such orders for the Customer's account as DWR, Demeter or the Trading Managers may direct from time to time. However, the parties agree that CFI, and not the Trading Managers, shall have the authority and responsibility with regard to the investment, maintenance, and management of the Customer's assets that are held in segregated or secured accounts, as provided in Section 8 hereof.

                  8. Standard of Liability and Indemnity. Subject to Section 2 hereof, CFI and its stockholder, directors, officers, employees, and its or their respective successors or assigns shall not be liable to the Customer, the General Partner or the Limited Partners, or any of its or their respective successors or assigns, except by reason of acts, or omissions due to, bad faith, misconduct, or negligence, or for not having acted in good faith in the reasonable belief that such acts or omissions were in, or not opposed to, the best interests of the Customer, or by reason of any material breach of this Agreement.

                  The Customer shall indemnify and hold harmless CFI and its stockholder, directors, officers, employees, and its or their respective successors or assigns from and against all liabilities (including in connection with the defense or settlement of claims) incurred in the performance of the services required by this Agreement, provided that a court of competent jurisdiction upon entry of final judgment shall find (or, if no final judgment is entered, an opinion is rendered to the Customer by independent counsel who shall be other than counsel to the Customer) to the effect that such liability was not the result of bad faith, misconduct, or negligence, or that the conduct was done in the good faith belief that it was in, or not opposed to, the best interests of the Customer.

                  CFI shall indemnify and hold harmless the Customer, the General Partner and the Limited Partners, and its or their respective successors or assigns from and against all liabilities (including in connection with the defense or settlement of claims) incurred as a result of the activities of CFI or its stockholder, directors, officers, employees, or its or their respective successors or assigns pursuant to this Agreement, provided that such liability arises from conduct of CFI or its stockholder, directors, officers, employees, or its or their respective successors or assigns which is found by a court of competent jurisdiction upon entry of final judgment (or, if no final judgment is entered, by an opinion rendered to the Customer by independent counsel who shall be other than counsel to the Customer) to be the result of bad faith, misconduct, or negligence, or conduct not done in the good faith belief that it was in, or not opposed to, the best interests of the Customer, or by reason of any material breach of this Agreement.

                  The indemnities provided in this Section 8 by the Customer to CFI and its stockholder, directors, officers, employees, and its or their respective successors and assigns shall be inapplicable in the event of any liability arising out of, or based upon, any material breach of any warranty, covenant, or agreement of CFI contained in this Agreement to the extent caused by such event. Likewise, the indemnities provided in this Section 8 by CFI to the Customer, the General Partner and the Limited Partners, and any of its or their respective successors and assigns shall be inapplicable in the event of any liability arising out of, or based upon, any material breach of any warranty, covenant, or agreement of the Customer contained in this Agreement to the extent caused by such event.

                  9. Recording Conversations. CFI consents to the electronic recording, at the discretion of the Customer, Customer's agents or DWR, of any or all telephone conversations with CFI (without automatic tone warning device), the use of same as evidence by either party in any action or proceeding arising out of this Agreement, and in the Customer's, Customer's agents' or DWR's erasure, at its discretion, of any recording as a part of its regular procedure for handling of recordings.

                  10.      Delivery; Option Exercise.

                  (a) The Customer acknowledges that the making or accepting of delivery pursuant to a futures contract may involve a much higher degree of risk than liquidating a position by offset. CFI has no control over and makes no warranty with respect to grade, quality or tolerances of any commodity delivered in fulfillment of a contract.

                  (b) The Customer agrees to give CFI timely notice and immediately on request to inform CFI if the Customer intends to make or take delivery under a futures contract or to exercise an option contract. If so requested, the Customer shall provide CFI with satisfactory assurances that the Customer can fulfill the Customer's obligation to make or take delivery under any contract. The Customer shall furnish CFI with property deliverable by it under any contract in accordance with CFI's instructions.

                  (c) CFI shall not have any obligation to exercise any long option contract unless the Customer has furnished CFI with timely exercise instructions and sufficient initial margin with respect to each underlying futures contract.

                  11. Standard of Liability and Indemnity. Subject to Section 2 hereof, CFI and its affiliates (as defined below) shall not be liable to the Customer, the General Partner or Limited Partners, or any of its or their respective successors or assigns, for any act, omission, conduct, or activity undertaken by or on behalf of the Customer pursuant to this Agreement which CFI determines, in good faith, to be in the best interests of the Customer, unless such act, omission, conduct, or activity by CFI or its affiliates constituted misconduct or negligence.

                  The Customer shall indemnify, defend and hold harmless CFI and its affiliates from and against any loss, liability, damage, cost or expense (including attorneys' and accountants' fees and expenses incurred in the defense of any demands, claims, or lawsuits) actually and reasonably incurred arising from any act, omission, conduct, or activity undertaken by CFI on behalf of the Customer pursuant to this Agreement, including, without limitation, any demands, claims or lawsuits initiated by a Limited Partner (or assignee thereof), provided that (i) CFI has determined, in good faith, that the act, omission, conduct, or activity giving rise to the claim for indemnification was in the best interests of the Customer, and (ii) the act, omission, conduct, or activity that was the basis for such loss, liability, damage, cost, or expense was not the result of misconduct or negligence. Notwithstanding anything to the contrary contained in the foregoing, neither CFI nor any of its affiliates shall be indemnified by the Customer for any losses, liabilities, or expenses arising from or out of an alleged violation of federal or state securities laws unless (a) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (c) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and related costs should be made, provided, with regard to such court approval, the indemnitee must apprise the court of the position of the SEC, and the positions of the respective securities administrators of Massachusetts, Missouri, Tennessee and/or those other states and jurisdictions in which the plaintiffs claim they were offered or sold Units, with respect to indemnification for securities laws violations before seeking court approval for indemnification. Furthermore, in any action or proceeding brought by a Limited Partner in the right of the Customer to which CFI or any affiliate thereof is a party defendant, any such person shall be indemnified only to the extent and subject to the conditions specified in this Section 11. The Customer shall make advances to CFI or its affiliates hereunder only if: (i) the demand, claim, lawsuit, or legal action relates to the performance of duties or services by such persons to the Customer; (ii) such demand, claim, lawsuit, or legal action is not initiated by a Limited Partner; and (iii) such advances are repaid, with interest at the legal rate under Delaware law, if the person receiving such advance is ultimately found not to be entitled to indemnification hereunder.

                  CFI shall indemnify, defend and hold harmless the Customer and its successors or assigns from and against any losses, liabilities, damages, costs or expenses (including in connection with the defense or settlement of claims; provided CFI has approved such settlement) incurred as a result of the activities of CFI or its affiliates, provided, further, that the act, omission, conduct, or activity giving rise to the claim for indemnification was the result of bad faith, misconduct or negligence.

                  The indemnities provided in this Section 11 by the Customer to CFI and its affiliates shall be inapplicable in the event of any losses, liabilities, damages, costs, or expenses arising out of, or based upon, any material breach of any warranty, covenant, or agreement of CFI contained in this Agreement to the extent caused by such breach. Likewise, the indemnities provided in this Section 11 by CFI to the Customer and any of its successors and assigns shall be inapplicable in the event of any losses, liabilities, damages, costs, or expenses arising out of, or based upon, any material breach of any warranty, covenant, or agreement of the Customer contained in this Agreement to the extent caused by such breach.

                  As used in this Section 11, the term "affiliate" of CFI shall mean: (i) any natural person, partnership, corporation, association, or other legal entity directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of CFI; (ii) any partnership, corporation, association, or other legal entity 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote by CFI; (iii) any natural person, partnership, corporation, association, or other legal entity directly or indirectly controlling, controlled by, or under common control with, CFI; or
(iv) any officer or director of CFI. Notwithstanding the foregoing, "affiliates" for purposes of this Section 11 shall include only those persons acting on behalf of CFI within the scope of the authority of CFI, as set forth in this Agreement.

                  12. Term. This Agreement shall continue in effect until terminated by any party giving not less than sixty (60) days' prior written notice of termination to the other parties. The Customer shall have the right to terminate this Agreement

     (i) at any time, effective upon thirty (30) days' prior written notice to CFI, in the event that:

          (A) CFI announces plans to discontinue the provision of execution and clearing services with respect to futures contracts, options on futures contracts or acting as a dealer counterparty for foreign exchange cash and forward contracts; or

          (B) CFI merges or consolidates with or into or acquires or is acquired by, another entity or entities acting in concert (excluding any intergroup reorganizations with any affiliates of CFI or any capital contributions by, or sale of CFI stock to any affiliates of CFI, provided that the guarantee agreement between DWR and Credit Agricole Indosuez S.A. dated as of July 31, 1997 remains in place or a comparable guaranty is substituted by a bank with a net worth and credit rating equal to Credit Agricole Indosuez S.A.) in a transaction involving the purchase or sale of stock or substantially all of the assets of the acquired entity or which involves a capital contribution to or by such entity or entities (in an amount representing fifty percent (50%) or more of the book value of CFI's or such entity's (or their respective affiliate's) net worth), or the purchase or sale of stock representing fifty percent (50%) or more of CFI's or such entity's (or their respective affiliate's) outstanding equity securities; and

     (ii) at any time effective immediately upon written notice to CFI in the event:

          (A) CFI ceases to be registered or conduct business as a futures commission merchant or discontinues its membership or clearing membership on any major futures interest exchange in the United States (or any affiliated clearing corporation) or in the NFA; or

          (B) a receiver, liquidator or trustee of CFI is appointed by court order and such order remains in effect for more than thirty (30) days; or CFI is adjudicated bankrupt or insolvent; or any of
               CFI's property is sequestered by court order and such order remains in effect for more than thirty (30) days; or a petition is filed against CFI under any bankruptcy, reorganization, arrangement, insolvency, readjustment or debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within thirty (30) days after such filing; or CFI files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law; or

          (C) CFI, DWR or the Customer is ordered or otherwise directed to terminate this Agreement by any governmental, regulatory, or self-regulatory authority.

Any such termination by any party shall be without penalty.

                  13. Complete Agreement. This Agreement constitutes the entire agreement among the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as among the parties unless in writing and signed by the party against whom enforcement is sought.

                  14. Assignment. This Agreement may not be assigned by any party without the express written consent of the other parties.

                  15. Amendment. This Agreement may not be amended except by the written consent of the parties.

                  16. Notices. All notices required or desired to be delivered under this Agreement shall be in writing and shall be effective when delivered personally on the day delivered, or when given by registered or certified mail, postage prepaid, return receipt requested, on the day of receipt, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

                  if to the Customer:

                           DEAN WITTER CORNERSTONE FUND ____
                           c/o Demeter Management Corporation
                           Two World Trade Center, 62nd Floor
                           New York, New York  10048
                           Attn:    Mark J. Hawley
                                    President

                  if to DWR:

                           DEAN WITTER REYNOLDS INC.
                           Two World Trade Center, 62nd Floor
                           New York, New York  10048
                           Attn:    Mark J. Hawley
                                    Executive Vice President

                  if to CFI:

                           CARR FUTURES INC
                           10 South Wacker Drive, Suite 1125
                           Chicago, Illinois 60606
                           Attn:
                                  -------------------------

                  17. Survival. The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

                  18.  Headings.   Headings  of  Sections  herein  are  for  the
convenience of the parties only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  19. Incorporation by Reference. The Futures Account Agreement annexed hereto is hereby incorporated by reference herein and made a part hereof to the same extent as if such document were set forth in full herein. If any provision of this Agreement is or at any time becomes inconsistent with the annexed document, the terms of this Agreement shall control.

                  20. Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York (without regard to its choice of law principles). If any action or proceeding shall be brought by a party to this Agreement or to enforce any right or remedy under this Agreement, each party hereto hereby consents and will submit to the jurisdiction of the courts of the State of New York or any federal court sitting in the County, City and State of New York. Any action or proceeding brought by any party to this Agreement to enforce any right, assert any claim, or obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in the courts of the State of New York or any federal court sitting in the County, City and State of New York.

                  IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned as of the day and year first above written.

                                             DEAN WITTER CORNERSTONE FUND ____

                                           By:  Demeter Management Corporation,
                                                        General Partner



                                           By:
                                              --------------------------------
                                                        Mark J. Hawley
                                                          President


                                                DEAN WITTER REYNOLDS INC.



                                           By:
                                              --------------------------------
                                                        Mark J. Hawley
                                                   Executive Vice President

                                                     CARR FUTURES INC.



                                           By:
                                              --------------------------------

                                              --------------------------------

                                              --------------------------------

                                CARR FUTURES INC.
                            FUTURES ACCOUNT AGREEMENT

In consideration of the acceptance by Carr Futures Inc. ("Carr") of one or more accounts of the undersigned ("Customer") (if more than one account is at any time opened or reopened with Carr, all are covered by this Agreement and are referred to individually and collectively as the "Account"), and Carr's agreement to act as broker, directly or indirectly, or as dealer, for the execution, clearance and/or carrying of transactions for the purchase and sale of commodity interests, including commodities, forward contracts, commodity futures contracts, options on commodity futures contracts and transaction involving the exchange of futures for cash commodities or the exchange of futures in connection with cash commodity transactions, Customer agrees as follows:

1.        APPLICABLE RULES AND REGULATIONS

          The Account and each transaction therein shall be subject to the terms of this Agreement and to (a) all applicable laws and the regulations, rules and orders (collectively "regulations") of all regulatory and self-regulatory organizations having jurisdiction and (b) the constitution, by-laws, rules, regulations, orders, resolutions, interpretations and customs and usages (collectively "rules") of the market and any associated clearing organization (each an "exchange") on or subject to the rules of which such transaction is executed and/or cleared. The reference in the preceding sentence to exchange rules is solely for Carr's protection and Carr's failure to comply therewith shall not constitute a breach of this Agreement or relieve Customer of any obligation or responsibility under this Agreement. Carr shall not be liable to Customer as a result of any action by Carr, its officers, directors, employees or agents to comply with any rule or regulation.

2.        PAYMENTS TO CARR

          Customer agrees to pay to Carr immediately on request (a) commissions, give-up charges, fees and service charges as are in effect from time to time, together with all applicable regulatory and self-regulatory organization and exchange fees, charges and taxes; (b) the amount of any debit balance or any other liability that may result from transactions executed for the Account; and (c) interest on such debit balance or liability at the prevailing rate charged by Carr at the time such debit balance or liability arises and service charges on any such debit balance or liability together with any reasonable costs and attorneys' fees incurred in collecting any such debit balance or liability. Customer acknowledges that Carr may charge commissions at other rates to other customers.

3.        CUSTOMER'S DUTY TO MAINTAIN ADEQUATE MARGIN

          Customer shall at all times, and without prior notice or demand from Carr, maintain adequate margin (also known as "performance bond") in the Account so as to continually to meet the original and maintenance margin requirements established by

          Carr for Customer. Carr may change such requirements from time to time at Carr's discretion. Such margin requirements may exceed the margin requirements set by any exchange or other regulatory authority and may vary from Carr's requirements for other customers. Customer agrees, when so requested, orally or by written notice, immediately (in no less than one hour) to wire transfer (by federal bank wire system to the account of Carr) margin funds, and to furnish Carr with names of bank officers for immediate verification of such transfers. Customer acknowledges and agrees that Carr may receive and retain as its own any interest, increment, profit, gain or benefit, directly or indirectly, accruing from any of the funds Carr receives from Customer.

4.        DELIVERY; OPTION EXERCISE

          Liquidating instructions on open positions maturing in a current delivery month must be given to Carr at least five business days prior to the first notice day in the case of long positions, and at least five business days prior to the last trading day in the case of short positions. Alternatively, sufficient funds to take delivery or the necessary delivery documents must be delivered to Carr within the same period described above. If funds, documents or instructions are not received, Carr may, without notice, either liquidate Customer's position or make or receive delivery on behalf of Customer upon such terms and by such methods as Carr, in its sole discretion, determines.

          If, at any time, Customer fails to deliver to Carr any property previously sold by Carr on Customer's behalf in compliance with commodity interest contracts, or Carr shall deem it necessary (whether by reason of the requirements of any exchange, clearing house or otherwise) to replace any securities, commodity interest contracts, financial instruments, or other property previously delivered by Carr for the Account of Customer with other property of like or equivalent kind or amount, Customer hereby authorizes Carr, in its sole judgment, to borrow or to buy any property necessary to make delivery thereof, or to replace any such property previously delivered, or to deliver the same to such other party or to whom delivery is to be made. Carr may subsequently repay any borrowing or purchase thereof with property purchased or otherwise acquired for the amount of Customer. Customer shall pay Carr for any cost, loss and damages from the foregoing, including, but not limited to, consequential damages, penalties and fines which Carr may incur or which Carr may sustain from its inability to borrow or buy any such property.

          Customer understands that some exchanges and clearing houses have established cut-off times for the tender of exercise instructions, and that an option will become worthless if instructions are not delivered before such expiration time. Customer also understands that certain exchanges and clearing houses automatically will exercise some "in-the-money" options unless instructed otherwise. Customer acknowledges full responsibility for taking action either to exercise or to prevent the exercise of an option contract, as the case may be, and Carr is not required to take any action with respect to an option contract, including without limitations any action to exercise an option prior to its expiration date, or to prevent the automatic exercise of an option, except upon

          Customer's express instructions. Customer further understands that Carr may establish exercise cut-off times which may be different from the times established by exchanges and clearing houses.

          Customer understands that (a) all short option positions are subject to assignment at any time, including positions established on the same day that exercises are assigned, and (b) exercised assignment notices are allocated randomly from among all Carr customer's short options positions which are subject to exercise. A more detailed description of Carr's allocation procedures is available upon request.

5.        FOREIGN CURRENCY

          If Carr enters into any transaction for Customer effected in a currency other than U.S. dollars: (a) any profit or loss caused by changes in the rate of exchange for such currency shall be for Customer's Account and risk and (b) unless another currency is designated in Carr's confirmation of such transaction, all margin for such transaction and the profit or loss on the liquidation of such transaction shall be in U.S. dollars at a rate of exchange determined by Carr in its discretion on the basis of then prevailing market rates of exchange for such foreign currency.

6.        CARR MAY LIMIT POSITIONS HELD

          Customer agrees that Carr, at its discretion, may limit the number of open positions (net or gross) which Customer may execute, clear and/or carry with or acquire through it. Customer agrees (a) not to make any trade which would have the effect or exceeding such limits, (b) that Carr may require Customer to reduce open positions carried with Carr and (c) that Carr may refuse to accept orders to establish new positions. Carr may impose and enforce such limits, reduction or refusal whether or not they are required by applicable law, regulations or rules. Customer shall comply with all position limits established by any regulatory or self-regulatory organization or any exchange. In addition, Customer agrees to notify Carr promptly if Customer is required to file position reports with any regulatory or self-regulatory organization or with any exchange.

7.        NO WARRANTY AS TO INFORMATION OR RECOMMENDATION

          Customer acknowledges that:

          (a) Any market recommendations and information Carr may communicate to Customer, although based upon information obtained from sources believed by Carr to be reliable, may be incomplete and not subject to verification;

          (b) Carr makes no representation, warranty or guarantee as to, and shall not be responsible for, the accuracy or completeness of any information or trading recommendation furnished to Customer;

          (c) Recommendations to Customer as to any particular transaction at any given time may differ among Carr's personnel due to diversity in analysis of fundamental and technical factors and may vary from any standard recommendation made by Carr in its research reports or otherwise; and

          (d) Carr has no obligation or responsibility to update any market recommendations, research or information it communicates to Customer.

          Customer understands that Carr and its officers, directors, affiliates, stockholders, representatives or associated persons may have positions in and may intend to buy or sell commodity interests that are the subject of market recommendations furnished to Customer, and that the market positions of Carr or any such officer, director, affiliate, stockholder, representative or associated person may or may not be consistent with the recommendations furnished to Customer by Carr.

8.        LIMITS ON CARR DUTIES; LIABILITY

          Customer agrees:

          (a) That Carr has no duty to apprise Customer of news or of the value of any commodity interests or collateral pledged or in any way to advise Customer with respect to the market;

          (b) That the commissions which Carr receives are consideration solely for the execution, reporting and carrying of Customer's trades;

          (c) If there is an Account Manager, an Account Manager's Agreement for the Account Manager will be provided to Carr. Customer represents it has received: (1) a disclosure document concerning such Account Manager's trading advice, including, in the event the Account Manager will trade options, the options strategies to be utilized, or (2) a written statement explaining why Account Manager is not required under applicable law to provide such a disclosure document to Customer; and

          (d) Customer acknowledges, understands and agrees that Carr is in no way responsible for any loss to Customer occasioned by the actions of the Account Manager and Carr does not by implication or otherwise endorse the operating methods or trading strategies or programs of the Account Manager.

9.        EXTRAORDINARY EVENTS

          Customer agrees that Carr shall have no liability for damages, claims, losses or expenses caused by any errors, omissions or delays resulting from an act, condition or cause beyond the reasonable control of Carr, including, but not limited to: war; insurrection; riot; strike; act of God; fire; flood; extraordinary weather conditions; accident; action of government authority; action of exchange, clearinghouse or clearing organization; communications or power failure; equipment or software malfunction; error, omission or delay in the report of transactions; prices, exchange rates or other market or transaction information; or the insolvency, bankruptcy, receivership, liquidation or other financial difficulty of any bank, clearing broker, exchange, market, clearinghouse or clearing organization.

10.       INDEMNIFICATION OF CARR, CONTRIBUTION AND REIMBURSEMENT

          (a) To the extent permitted by law, Customer agrees to indemnify and hold harmless Carr and its shareholders, directors, officers, employees, agents, affiliates and controlling persons against any liability for damages, claims, losses or expenses which they may incur as the result of: (x) Customer's violation of federal or state laws or regulations, or of rules of any exchange or self-regulatory organization; (y) any other breach of this Agreement by Customer; or (z) any breach by Carr of federal or state laws or regulations, or of the charter provisions, by-laws, rules, margin or other requirements, of the exchanges or self-regulatory organizations, provided that such violation was caused by Carr's acting in good faith on Customer's behalf. Such damages, claims, losses or expenses shall include legal fees and expenses, costs of settling claims, interest, and fines or penalties imposed by the exchanges, self-regulatory organization or governmental authority.

          (b)  Customer agrees that if the indemnification provided in paragraph
               (a) above is held to be unavailable to Carr, the parties hereto shall share in and contribute to such damages, claims, losses or expenses in proportion to their relative benefits from the transactions involved and their relative degree of fault in causing the liability.

          (c) Customer agrees to reimburse Carr and its shareholders, directors, officers, employees, agents, affiliates and controlling persons on demand for any costs incurred in collecting any sums Customer owes under this Agreement and any costs of successfully defending against claims asserted against them by Customer.

11.       NOTICES; TRANSMITTALS

          Carr shall transmit all communications to Customer at Customer's address, facsimile or telephone number set forth below or to such other address as Customer may hereafter direct in writing. Customer shall transmit all communications to Carr regarding this Agreement (except routine inquiries concerning the Account) to 10 South Wacker Drive, Suite 1100, Chicago, Illinois 60606; facsimile, (312) 441-4201,
         Attention: Legal/Compliance Department. All payments and deliveries to Carr shall be made as instructed by Carr from time to time and shall be deemed received only when actually received by Carr.

12.       CONFIRMATION CONCLUSIVE

          Confirmation of trades and any other notices sent to Customer shall be conclusive and binding on Customer unless customer or Customer's agent notifies Carr to the contrary (a) in the case of an oral report, orally at the time received by Customer or its agent; or (b) in the case of a written report or notice, in writing prior to opening of trading on the business day next following receipt of the report. In addition, if Customer has not received a written confirmation that a commodity interest transaction has been executed within three business days after Customer has placed an order with Carr to effect such transaction, and has been informed or believes that such order has been or should have been executed, then Customer immediately shall notify Carr thereof. Absent such notice, Customer conclusively shall be deemed estopped to object and to have waived any such objection to the failure to execute or cause to be executed such transaction. Anything in this Section 12 notwithstanding, neither Customer nor Carr shall be bound by any transaction or price reported in error.

13.       SECURITY INTEREST

          Customer hereby grants to Carr a first lien upon and a security interest in any and all cash, securities, whether certificated or uncertificated, security entitlements, investment property, financial assets, foreign currencies, commodity interests and other property (including securities and options) and the proceeds of all of the foregoing (together the "Collateral") belonging to Customer or in which Customer may have an interest, now or in the future, and held by Carr or in Carr's control or carried in any of Customer's Accounts, or in Customer's accounts carried under other agreements with Carr or its affiliates. Such security interest is granted as security for the performance by Customer of its obligations hereunder and for the payment of all loans and other liabilities which Customer has or may in the future have to Carr, whether under this Agreement or any other agreement between the parties hereto. Customer agrees to execute such further instruments, documents, filings and agreements as may be requested at any time by Carr in order to perfect and maintain perfected the foregoing lien and security interest. Carr, in its discretion, may liquidate any Collateral to satisfy any margin or Account deficiencies or to transfer the Collateral to the general ledger account of Carr.

          In the event that the provisions of Section 13, which relate to Collateral in any account carried by Carr for Customer other than an Account instituted hereunder, conflict with the agreement under which such other account was instituted, such other agreement between Carr and Customer shall take precedence over the provisions of this Section 13.

14.       TRANSFER OF FUNDS

          At any time and from time to time and without prior notice to Customer, Carr may transfer from one Account to another Account in which Customer has any interest, such excess funds, equities, securities or other property as in Carr's judgment may be required for margin, or to reduce any debit balance or to reduce or satisfy any deficits in such other Accounts except that no such transfer may be made from a segregated Account subject to the Commodity Exchange Act to another Account maintained by Customer unless either Customer has authorized such transfer in writing or Carr is effecting such transfer to enforce Carr's security interest pursuant to Section 13. Carr promptly shall confirm all transfers of funds made pursuant hereto to Customer in writing.

15.       CARR'S RIGHT TO LIQUIDATE CUSTOMER POSITIONS

          In addition to all other rights of Carr set forth in this Agreement:

          (a) When directed or required by a regulatory or self-regulatory organization or exchange having jurisdiction over Carr or the Account;

          (b) Whenever, in its discretion, Carr considers it necessary for its protection because of margin requirements or otherwise;

          (c) If Customer or any affiliate of Customer repudiates, violates, breaches or fails to perform on a timely basis any term, covenant or condition on its part to be performed under this Agreement or another agreement with Carr;

          (d) If a case in bankruptcy is commenced or if a proceeding under any insolvency or other law for the protection of creditors or for the appointment of a receiver, liquidator, trustee, conservator, custodian or similar officer is filed by or against Customer or any affiliate of Customer, or if Customer or any affiliate of Customer makes or proposes to make any arrangement or composition for the benefit of its creditors, or if Customer (or any such affiliate) or any or all of its property is subject to any agreement, order, judgment or decree providing for Customer's dissolution, winding-up, liquidation, merger, consolidation, reorganization or for the appointment of a receiver, liquidator, trustee, conservator, custodian or similar officer of Customer, such affiliate or such property;

          (e)  Carr is informed of Customer's death or mental incapacity; or

          (f) If an attachment or similar order is levied against the Account or any other account maintained by a Customer or any affiliate of Customer with Carr;

          Carr shall have the right to (i) satisfy any obligations due Carr out of any Customer's property (also referred to as "Collateral") in Carr's custody or control, (ii) liquidate any or all of Customer's commodity interest positions, such liquidation shall include transactions involving the exchange of futures for cash commodities or the exchange of futures in connection with cash commodity transactions, (iii) cancel any or all of Customer's outstanding orders, (iv) treat any or all of Customer's obligations due Carr as immediately due and payable, (v) sell any or all of Customer's property in Carr's custody or control in such manner as Carr determines to be commercially reasonable, and/or (vi) terminate any or all of Carr's obligations for future performance to Customer, all without any notice to or demand on Customer if deemed necessary by Carr. Any sale hereunder may be made in any commercially reasonable manner. Customer agrees that a prior demand, call or notice shall not be considered a waiver of Carr's right to act without demand or notice as herein provided, that Customer shall at all times be liable for the payment of any debit balance owing in each Account upon demand whether occurring upon a liquidation as provided under this Section 15 or otherwise under this Agreement, and that in all cases Customer shall be liable for any deficiency remaining in each Account in the event of liquidation thereof in whole or in part together with interest thereon and all costs relating to liquidation and collection (including reasonable attorneys' fees). In the event that the provisions of
          Section 15, which relate to Collateral in any account carried by Carr for Customer other than an Account instituted hereunder, conflict with the agreement under which such other account was instituted, such other agreement between Carr and Customer shall take precedence over the provisions of this Section 15.

16.       CUSTOMER REPRESENTATIONS, WARRANTIES AND AGREEMENTS

          Customer represents and warrants to and agrees with Carr that:

          (a) Customer has full power and authority to enter into this Agreement and to engage in the transactions and perform its obligations hereunder and contemplated hereby, and:

                  (1) If Customer is a corporation or partnership, Customer represents and warrants that (a) it is duly organize and in good standing under the laws of the jurisdiction in which it is established and in every state in which it does business; (b) is empowered to enter into and perform this Agreement and to effectuate transactions in commodity interests, financial instruments and foreign currency as contemplated hereby; (c) that Customer has determined that trading in commodity interests is appropriate for Customer, is prudent in all respects and does not and will not violate any statute, rule, regulation, judgment or decree to which Customer is subject or bound; (d) that Customer has had a least one year's prior experience in effectuating transactions in commodity interests, financial instruments, and foreign currency as contemplated hereby; and (e) no person or entity has any interest in or control of the Account to which this Agreement pertains except as disclosed by Customer to Carr in writing.

                  (2) If Customer is a trust, Customer represents and warrants that (a) it is a duly formed and existing trust under the laws of the state of its formation or such other laws as are applicable, including ERISA or similar state law, and the party or parties designated as trustee or trustees by

                    Customer to Carr in writing submitted herewith constitute the only or all of the proper trustees thereof; (b) the trustee or trustees are empowered to enter into and perform this Agreement and to effectuate transactions in commodity interests, financial instruments, and foreign currency as contemplated hereby; (c) the trustee or trustees make the representations set forth in Section 1 hereof as if the term trustee(s) were substituted for the term Customer therein; and (d) no person or entity has any interest in or control of the Account to which this Agreement pertains except as disclosed by Customer to Carr in writing.

          (b) Neither Customer nor any partner, director, officer, member, manager or employee of Customer nor any affiliate of Customer is a partner, director, officer, member, manager or employee of a futures commission merchant, introducing broker, bank, broker-dealer, exchange or self-regulatory organization or an employee or commissioner of the Commodity Futures Trading Commission (the "CFTC"), except as previously disclosed in writing to Carr;

          (c) Any financial statements or other information furnished in connection therewith are true, correct and complete. Except as disclosed in writing, (i) Customer is not a commodity pool or is exempt from registration under the rules of the CFTC, and (ii) Customer is acting solely as principal and no one other than Customer has any interest in any Account of Customer. Customer hereby authorizes Carr to contact such banks, financial institutions and credit agencies as Carr shall deem appropriate for verification of the information contained herein;

          (d) Customer has determined that trading in commodity interests is appropriate for Customer, is prudent in all respects and does not and will not violate Customer's charter or by-laws (or other comparable governing document) or any law, rule, regulation, judgment, decree, order or agreement to which Customer or its property is subject or bound;

          (e) As required by CFTC regulations, Customer shall create, retain and produce upon request of the applicable contract market, the CFTC or other regulatory authority documents (such as contracts, confirmations, telex printouts, invoices an documents of title) with respect to cash transactions underlying exchanges of futures for cash commodities or exchange of futures in connection with cash commodity transactions;

          (f)  Customer  consents  to  the  electronic   recording,   at  Carr's
               discretion, of any or all telephone conversations with Carr (without automatic tone warning device); the use of same as evidence by either party in any action or proceeding arising out of the Agreement and in Carr's erasure, at its discretion, of any recording as part of its regular procedure for handling of recordings;

          (g) Absent a separate written agreement between Customer and Carr with respect to give-ups, Carr, in its discretion, may, but shall have no obligation to, accept from other brokers commodity interest transactions executed by such brokers on an exchange for Customer and proposed to be "given-up" to Carr for clearance and/or carrying in the Account;

          (h) Carr, for an on behalf of Customer, is authorized and empowered to place orders for commodity interest transactions through one or more electronic or automated trading systems maintained or operated by or under the auspices of an exchange, that Carr shall not be liable or obligated to Customer for any loss, damage, liability, cost or expense (including but not limited to loss of profits, loss of use, incidental or consequential damages) incurred or sustained by Customer and arising in whole or in part, directly or indirectly, from any fault, delay, omission, inaccuracy or termination of a system or Carr's inability to enter, cancel or modify an order on behalf of Customer on or through a system. The provisions of this Section 16(h) shall apply regardless of whether any customer claim arises in contract, negligence, tort, strict liability, breach or fiduciary obligations or otherwise; and

          (i) If Customer is subject to the Financial Institution Reform, Recovery and Enforcement Act of 1989, the certified resolutions set forth following this Agreement have been caused to be reflected in the minutes of Customer's Board of Directors (or other comparable governing body) and this Agreement is and shall be, continuously from the date hereof, an official record of Customer.

          Customer agrees to promptly notify Carr in writing if any of the warranties and representations contained in this Section 16 become inaccurate or in any way cease to be true, complete and correct.

17.       SUCCESSORS AND ASSIGNS

          This Agreement shall inure to the benefit of the parties hereto, their successors and assigns, and shall be binding upon the parties hereto, their successors and assigns, provided, however, that this Agreement is not assignable by any party without the prior written consent of the other parties..

18.       MODIFICATION OF AGREEMENT BY CARR; NON-WAIVER PROVISION

          This Agreement may only be altered modified or amended by mutual written consent of the parties. The rights and remedies conferred upon Carr shall be cumulative, and its forbearance to take any remedial action available to it under this Agreement shall not waive its right at any time or from time to time thereafter to take such action.

19.       SEVERABILITY
          If any term or provision hereof or the application thereof to any persons or circumstances shall to any extent be contrary to any exchange, government or self-regulatory regulation or contrary to any federal, state or local law or otherwise be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is contrary, invalid or unenforceable, shall not be affected thereby.

20.       CAPTIONS

          All captions used herein are for convenience only, are not a part of this Agreement, and are not to be used in construing or interpreting any aspect of this Agreement.

21.       TERMINATION

          This Agreement shall continue in force until written notice of termination is given by Customer or Carr. Termination shall not relieve either party of any liability or obligation incurred prior to such notice. Upon giving or receiving notice of termination, Customer will promptly take all action necessary to transfer all open positions in each Account to another futures commission merchant.

22.       ENTIRE AGREEMENT

          This Agreement (as amended by the attached Customer Agreement dated the date hereof into which this Agreement is incorporated by reference) constitutes the entire agreement between Customer and Carr with respect to the subject matter hereof and supersedes any prior agreements between the parties with respect to such subject matter.

23.       GOVERNING LAW; CONSENT TO JURISDICTION

          (a) In case of a dispute between Customer and Carr arising out of or relating to the making or performance of this Agreement or any transaction pursuant to this Agreement (i) this Agreement and its enforcement shall be governed by the laws of the State of Illinois without regard to principles of conflicts of laws, and
               (ii) Customer will bring any legal proceeding against Carr in, and Customer hereby consents in any legal proceeding by Carr to the jurisdiction of, any state or federal court located within Chicago, Illinois, in connection with all legal proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from Customer's Account, transactions contemplated by this Agreement or the breach thereof. Customer hereby waives all objections Customer, at any time, may have as to the propriety of the court in which any such legal proceedings may be commenced. Customer also agrees that any service of process mailed to Customer at any address specified to Carr shall be deemed a proper service of process on the undersigned. Customer agrees that venue of all proceedings shall be in Chicago, Illinois.

          (b) Notwithstanding the provisions of Section 23(a)(ii), Customer may elect at this time to have all disputes described in this Section resolved by arbitration. To make such election, Customer must sign the Arbitration Agreement set forth in Section 24. Notwithstanding such election, any question relating to whether Customer or Carr has commenced an arbitration proceeding in a timely manner, whether a dispute is within the scope of the Arbitration Agreement or whether a party (other than Customer or Carr) has consented to arbitration and all proceedings to compel arbitration shall be determined by a court as specified in
               Section 23(a)(ii).

24.       ARBITRATION AGREEMENT (OPTIONAL)

          Every dispute between Customer and Carr arising out of or relating to the making or performance of this Agreement or any transaction pursuant to this Agreement, shall be settled by arbitration in accordance with the rules, then in effect, of the National Futures Association, the contract market upon which the transacting giving rise to the claim was executed, or the National Association of Securities Dealers as Customer may elect. If Customer does not make such election by registered mail addressed to Carr at 10 South Wacker Drive, Suite 1100, Chicago, Illinois 60606, Attention: Legal/Compliance Department, within 45 days after demand by Carr that the Customer make such election, then Carr may make such election. Carr agrees to pay any incremental fees which may be assessed by a qualified forum for making available a "mixed panel" of arbitrators, unless the arbitrators determine that Customer has acted in bad faith in initiating or conducting the proceedings. Judgment upon any aware rendered by the arbitrators may be entered in any court having jurisdiction thereof.

         THREE FORUMS EXIST FOR THE  RESOLUTION  OF  COMMODITY  DISPUTES:  CIVIL
         COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSION("CFTC") AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

          THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT OT THIS ARBITRATION AGREEMENT BE VOLUNTARY.

          BY SIGNING THIS AGREEMENT, YOU (1) MAY BE WAIVING YOUR RIGHT TO SUE IN A COURT OF LAW AND (2) ARE AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH YOU OR CARR MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. YOU ARE NOT HOWEVER, WAIVING YOUR RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER
         SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, YOU WILL BE NOTIFIED IF CARR INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF YOU BELIEVE A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF YOU PREFER TO REQUEST A SECTION 14 "REPARATIONS" PROCEEDINGS BEFORE THE CFTC, YOU WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

          YOU NEED NOT AGREE TO THIS ARBITRATION AGREEMENT TO OPEN AN ACCOUNT WITH CARR.

          See 17 CFR 1890.1-180.5.

          Acceptance of this arbitration agreement requires a separate signature on page 12.

25.       CONSENT TO TAKE THE OTHER SIDE OF ORDERS (OPTIONAL)

          Without its prior notice, Customer agrees that when Carr executes sell or buy orders on Customer's behalf, Carr, its directors, officers, employees, agents, affiliates, and any floor broker may take the other side of customer's transaction through any Account of such person subject to its being executed a prevailing prices in accordance with and subject to the limitations and conditions, if any, contained in applicable rules and regulations.

26.       AUTHORIZATION TO TRANSFER FUNDS (OPTIONAL)

          Without limiting other provisions herein, Carr is authorized to transfer from any segregated Account subject to the Commodity Exchange Act carried by Carr for the Customer to any other Account carried by Carr for the Customer such amount of excess funds as in Carr's judgment may be necessary at any time to avoid a margin call or to reduce a debit balance in said Account. It is understood that Carr will confirm in writing each such transfer of funds made pursuant to this authorization within a reasonable time after such transfer.

27.       ELECTRONIC TRANSMISSION OF STATEMENTS (OPTIONAL)

          Customer elects and consents to receive transmission of statements of transactions and statements of account solely by electronic means, including without limitation, by electronic mail or facsimile. Customer shall not incur any costs or fees in connection with the receipt of such statements by electronic transmission. Customer shall receive such statements by electronic transmission until such time as it revokes its consent in writing to Carr.

28.       SUBORDINATION AGREEMENT

          (Applies only to Accounts with funds held in foreign currencies)

          Funds of customers trading on United States contract markets may be held in accounts denominated in a foreign currency with depositories located outside or inside the United States or its territories if the customer is domiciled in a foreign country or if the funds are held in connection with contracts priced and settled in a foreign currency. Such accounts are subject to the risk that events could occur which hinder or prevent the availability of these funds for distribution to customers. Such accounts also may be subject to foreign currency exchange rate risks.

          If authorized below, Customer authorizes the deposit of funds into such depositories. For customer domiciled in the United States, this authorization permits the holding of funds in regulated accounts only if such funds are used to margin, guarantee, or secure positions in such contracts or accrue as a result of such positions. In order to avoid the possible dilution of other customer funds, a customer agrees by accepting this subordination agreement that his claims based on such funds will be subordinated as described below in the unlikely event both of the following conditions are met: (1) Carr is placed in receivership or bankruptcy, and (2) there are insufficient funds available for distribution denominated in the foreign currency as to which the customer has a claim to satisfy all claims against those funds.

          By initialing the Subordination Agreement below, Customer agrees that if both of the conditions listed above occur, its claim against Carr's assets attributable to funds held overseas in a particular foreign currency may be satisfied out of segregated customer funds held in accounts denominated in dollars or other foreign currencies only after each customer whose funds are held in dollars or in such other foreign currencies receives its pro-rata portion of such funds. It is further agreed that in no event may a customer whose funds are so held receive more than its pro-rata share of the aggregate pool consisting of funds held in dollars, funds held in the particular foreign currency, and non-segregated assets of Carr.

OPTIONAL ELECTIONS/ACKNOWLEDGMENT

The following provisions, which are set forth in this Agreement, need not be entered into to open the Account. Customer agrees that its optional elections are as follows:

Signature required for each election


ARBITRATION AGREEMENT
                                                --------------------------------
(Agreement Paragraph 24)                                             (Date)

CONSENT TO TAKE THE OTHER SIDE OF ORDERS (Agreement
                                                --------------------------------
Paragraph 25)
                                                                     (Date)

AUTHORIZATION TO TRANSFER FUNDS (Agreement Paragraph 26)
                                                --------------------------------

                                                                     (Date)

CONSENT TO RECEIVE STATEMENTS BY ELECTRONIC TRANSMISSION
(Agreement Paragraph 27)
                                                --------------------------------
                                                                     (Date)

ACKNOWLEDGMENT OF SUBORDINATION AGREEMENT (Agreement
Paragraph 28) (Required for accounts holding non-U.S.
currency)
                                                --------------------------------
                                                                     (Date)


HEDGE ELECTION

/_/ Customer confirms that all transactions in the Account will represent bona fide hedging transactions, as defined by the Commodity Futures Trading Commission, unless Carr is notified otherwise not later than the time an order is placed for the Account:

Pursuant to CFTC Regulation 190.06(d), Customer specifies and agrees, with respect to hedging transactions in the Account, that in the unlikely event of Carr's bankruptcy, it prefers that the bankruptcy trustee [check appropriate box]:

A) /_/   Liquidate all open contracts without first seeking instructions either from or on behalf of Customer.

B) /_/   Attempt to obtain instructions with respect to the disposition of all open contracts.

(If neither box is checks, Customer shall be deemed to elect A).)

ACKNOWLEDGMENT OF RECEIPT OF RISK DISCLOSURE STATEMENTS

The undersigned hereby acknowledges its separate receipt from Carr, and its understanding of each of the following documents prior to opening of the
Account:

* Risk Disclosure Statement for Futures and Options
* LME Risk Warning Notice
* NYMEX ACCESS SM Risk Disclosure Statement
* Globex(R) Customer Information and Risk Disclosure Statement
* Project A(TM) Customer Information Statement
* Questions & Answers on Flexible Options Trading at the CBOT
* CME Average Pricing System Disclosure Statement
* Special Notice to Foreign Brokers and Foreign Traders

REQUIRED SIGNATURES

CUSTOMER

The undersigned has received, read, understands and agrees to all the provisions of this Agreement and the separate risk disclosure statements enumerated above and agrees to promptly notify Carr in writing if any of the warranties and representations contained herein become inaccurate or in any way cease to be true, complete and correct.

------------------------------------------------------------------------------
Customer name(s)

----------------------------------------     ---------------------------------
Authorized signature(s)                                    Date

------------------------------------------------------------------------------
[If applicable, print name and title of signatory]



CARR FUTURES INC.

Accepted and Agreed:

Carr Futures Inc.


By:                                       By:
   ------------------------------------      -----------------------------------

Title:                                    Title:
      ---------------------------------         --------------------------------

Date:                                     Date:
      ---------------------------------        ---------------------------------

                                                             EXHIBIT 10.01(b)
CARR FUTURES INC.
10 South Wacker Drive, Suite 1100
Chicago, IL 60606
Facsimile (312) 441-4201



                 INTERNATIONAL FOREIGN EXCHANGE MASTER AGREEMENT

                  MASTER AGREEMENT dated as of __________________, by and between CARR FUTURES INC., a Delaware corporation and DEAN WITTER CORNERSTONE FUND _____ L.P.

SECTION 1.          DEFINITIONS

                    Unless otherwise required by the context, the following terms shall have the following meanings in the Agreement:

                    "Agreement" has the meaning given to it in Section 2.2.

                    "Base Currency", as to a Party, means the Currency agreed to as such in relation to it in Part VII of the Schedule.

                    "Business  Day"  means for  purposes  of: (i)  clauses  (i),
                    (viii) and (xii) of the definition of Event of Default, a day which is a Local Banking Day for the Non-Defaulting Party; (ii) solely in relation to delivery of a Currency, a day which is a Local Banking Day in relation to that Currency; and (iii) any other provision of the Agreement, a day which is a Local Banking Day for the applicable Designated Offices of both Parties; provided, however, that neither Saturday nor Sunday shall be considered a Business Day for any purpose.

                    "Close-Out Amount" has the meaning given to it in Section
                    5.1.

                    "Close-Out Date" means a day on which, pursuant to the provisions of Section 5.1, the Non-Defaulting Party closes out Currency Obligations or such a close-out occurs automatically.

                    "Closing Gain", as to the Non-Defaulting Party, means the difference described as such in relation to a particular Value Date under the provisions of Section 5.1.

                    "Closing Loss", as to the Non-Defaulting Party, means the difference described as such in relation to a particular Value Date under the provisions of Section 5.1.

                    "Confirmation" means a writing (including telex, facsimile, or other electronic means from which it is possible to produce a hard copy) evidencing an FX Transaction, and specifying:

                    (i) the Parties thereto and their Designated Offices through which they are respectively acting,

                    (ii) the amounts of the Currencies being bought or sold and by which Party,

                    (iii)    the Value Date, and

                    (iv) any other term generally included in such a writing in accordance with the practice of the relevant foreign exchange market.

                    "Credit Support" has the meaning given to it in Section 5.2.

                    "Credit Support Document", as to a Party (the "first Party"), means a guaranty, hypothecation agreement, margin or security agreement or document, or any other document containing an obligation of a third party ("Credit Support Provider") or of the first Party in favor of the other Party supporting any obligations of the first Party under the Agreement.

                    "Credit Support Provider" has the meaning given to it in the definition of Credit Support Document.

                    "Currency" means money denominated in the lawful currency of any country or the Ecu.

                    "Currency Obligation" means any obligation of a Party to deliver a Currency pursuant to an FX Transaction or the application of Section 3.3(a) or (b).

                    "Custodian" has the meaning given to it in the definition of Insolvency Proceeding.

                    "Defaulting Party" has the meaning given to it in the definition of Event of Default.

                    "Designated Office(s)", as to a Party, means the office or offices specified in Part II of the Schedule.

                    "Effective Date" means the date of this Master Agreement.

                    "Event of Default" means the occurrence of any of the following with respect to a Party (the "Defaulting Party", the other Party being the "Non-Defaulting Party"):

                    (i) the Defaulting Party shall (A) default in any payment when due under the Agreement to the Non-Defaulting Party with respect to any Currency Obligation and such failure shall continue for two (2) Business Days after the Non-Defaulting Party has given the Defaulting Party written notice of non-payment, or
                           (B) fail to perform or comply with any other obligation assumed by it under the Agreement and such failure is continuing thirty (30) days after the Non-Defaulting Party has given the Defaulting Party written notice thereof;

                    (ii)   the  Defaulting  Party  shall  commence  a  voluntary
                           Insolvency Proceeding or shall take any corporate action to authorize any such Insolvency Proceeding;

                    (iii) a governmental authority or self-regulatory organization having jurisdiction over either the Defaulting Party or its assets in the country of its organization or principal office (A) shall commence an Insolvency Proceeding with respect to the Defaulting Party or its assets or (B) shall take any action under any bankruptcy, insolvency or other similar law or any banking, insurance or similar law or regulation governing the operation of the Defaulting Party which may prevent the Defaulting Party from performing its obligations under the Agreement as and when due;

                    (iv) an involuntary Insolvency Proceeding shall be commenced with respect to the Defaulting Party or its assets by a person other than a governmental authority or self-regulatory organization having jurisdiction over either the Defaulting Party or its assets in the country of its organization or principal office and such Insolvency Proceeding (A) results in the appointment of a Custodian or a judgment of insolvency or bankruptcy or the entry of an order for winding-up, liquidation, reorganization or other similar relief, or (B) is not dismissed within five (5) days of its institution or presentation;

                    (v)    the  Defaulting  Party is bankrupt or  insolvent,  as
                           defined  under  any   bankruptcy  or  insolvency  law
                           applicable to it;

                    (vi) the Defaulting Party fails, or shall otherwise be unable, to pay its debts as they become due;

                    (vii) the Defaulting Party or any Custodian acting on behalf of the Defaulting Party shall disaffirm, disclaim or repudiate any Currency Obligation;

                    (viii) any  representation  or  warranty  made or  given  or deemed made or given by the Defaulting Party pursuant to the Agreement or any Credit Support Document shall prove to have been false or misleading in any material respect as at the time it was made or given or deemed made or given and one (1) Business Day has elapsed after the Non-Defaulting Party has given the Defaulting Party written notice thereof;

                    (ix) the Defaulting Party consolidates or amalgamates with or merges into or transfers all or substantially all its assets to another entity and (A) the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of the Defaulting Party prior to such action, or (B) at the time of such consolidation, amalgamation, merger or transfer the resulting, surviving or transferee entity fails to assume all the obligations of the Defaulting Party under the Agreement by operation of law or pursuant to an agreement satisfactory to the Non-Defaulting Party;

                    (x) by reason of any default, or event of default or other similar condition or event, any Specified Indebtedness (being Specified Indebtedness of an amount which, when expressed in the Currency of the Threshold Amount, is in aggregate equal to or in excess of the Threshold Amount) of the Defaulting Party or any Credit Support Provider in relation to it: (A) is not paid on the due date therefor and remains unpaid after any applicable grace period has elapsed, or (B) becomes, or becomes capable at any time of being declared, due and payable under agreements or instruments evidencing such Specified Indebtedness before it would otherwise have been due and payable;

                    (xi) the Defaulting Party is in breach of or default under any Specified Transaction and any applicable grace period has elapsed, and there occurs any liquidation or early termination of, or acceleration of obligations under, that Specified Transaction or the Defaulting Party (or any Custodian on its behalf) disaffirms, disclaims or repudiates the whole or any part of a Specified Transaction;

                    (xii) (A) any Credit Support Provider of the Defaulting Party or the Defaulting Party itself fails to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with the applicable Credit Support Document and such failure is continuing after any applicable grace period has elapsed; (B) any Credit Support Document relating to the Defaulting Party expires or ceases to be in full force and effect prior to the satisfaction of all obligations of the Defaulting Party under the Agreement, unless otherwise agreed in writing by the Non-Defaulting Party; (C) the Defaulting Party or any Credit Support Provider of the Defaulting Party (or, in either case, any Custodian acting on its behalf) disaffirms, disclaims or repudiates, in whole or in part, or challenges the validity of, any Credit Support Document; (D) any representation or warranty made or given or deemed made or given by any Credit Support Provider of the Defaulting Party pursuant to any Credit Support Document shall prove to have been false or misleading in any material respect as at the time it was made or given or deemed made or given and one (1) Business Day has elapsed after the Non-Defaulting Party has given the Defaulting Party written notice thereof; or (E) any event set out in
                           (ii) to (vii) or (ix) to (xi) above occurs in respect of any Credit Support Provider of the Defaulting Party; or

                    (xiii) any other  condition or event specified in Part IX of the Schedule or in Section 8.14 if made applicable to the Agreement in Part XI of the Schedule.

                    "FX Transaction" means any transaction between the Parties for the purchase by one Party of an agreed amount in one Currency against the sale by it to the other of an agreed amount in another Currency, both such amounts being deliverable on the same Value Date or, if the Parties have so agreed in Part VI of the Schedule, being cash-settled in a single Currency, which is or shall become subject to the Agreement and in respect of which transaction the Parties have agreed (whether orally, electronically or in writing): the Currencies involved, the amounts of such Currencies to be purchased and sold, which Party will purchase which Currency and the Value Date.

                    "Insolvency Proceeding" means a case or proceeding seeking a judgment of or arrangement for insolvency, bankruptcy, composition, rehabilitation, reorganization, administration, winding-up, liquidation or other similar relief with respect to the Defaulting Party or its debts or assets, or seeking the appointment of a trustee, receiver, liquidator, conservator, administrator, custodian or other similar official (each, a "Custodian") of the Defaulting Party or any substantial part of its assets, under any bankruptcy, insolvency or other similar law or any banking, insurance or similar law governing the operation of the Defaulting Party.

                    "LIBOR", with respect to any Currency and date, means the average rate at which deposits in the Currency for the relevant amount and time period are offered by major banks in the London interbank market as of 11:00 a.m. (London time) on such date, or, if major banks do not offer deposits in such Currency in the London interbank market on such date, the average rate at which deposits in the Currency for the relevant amount and time period are offered by major banks in the relevant foreign exchange market at such time on such date as may be determined by the Party making the determination.

                    "Local Banking Day" means (i) for any Currency, a day on which commercial banks effect deliveries of that Currency in accordance with the market practice of the relevant foreign exchange market, and (ii) for any Party, a day in the location of the applicable Designated Office of such Party on which commercial banks in that location are not authorized or required by law to close.

                    "Master Agreement" means the terms and conditions set forth in this Master Agreement, including the Schedule.

                    "Matched Pair Novation Netting Office(s)", in respect of a Party, means the Designated Office(s) specified in Part V of the Schedule.

                    "Non-Defaulting  Party" has the  meaning  given to it in the definition of Event of Default.

                    "Novation Netting  Office(s)",  in respect of a Party, means
                    the  Designated   Office(s)  specified  in  Part  V  of  the
                    Schedule.

                    "Parties" means the parties to the Agreement, including their successors and permitted assigns (but without prejudice to the application of clause (ix) of the definition Event of Default); and the term "Party" shall mean whichever of the Parties is appropriate in the context in which such expression may be used.

                    "Proceedings" means any suit, action or other proceedings relating to the Agreement or any FX Transaction.

                    "Schedule" means the Schedule attached to and part of this Master Agreement, as it may be amended from time to time by agreement of the Parties.

                    "Settlement Netting Office(s)", in respect of a Party, means
                    the  Designated   Office(s)  specified  in  Part  V  of  the
                    Schedule.

                    "Specified Indebtedness" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money, other than in respect of deposits received.

                    "Specified Transaction" means any transaction (including an agreement with respect thereto) between one Party to the Agreement (or any Credit Support Provider of such Party) and the other Party to the Agreement (or any Credit Support Provider of such Party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity linked swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination of any of the foregoing transactions.

                    "Spot Date" means the spot delivery day for the relevant pair of Currencies as generally used by the relevant foreign exchange market.

                    "Threshold Amount" means the amount specified as such for each Party in Part VIII of the Schedule.

                    "Value Date" means, with respect to any FX Transaction, the Business Day (or where market practice in the relevant foreign exchange market in relation to the two Currencies involved provides for delivery of one Currency on one date which is a Local Banking Day in relation to that Currency but not to the other Currency and for delivery of the other Currency on the next Local Banking Day in relation to that other Currency ("Split Settlement") the two (2) Local Banking Days in accordance with that market practice) agreed by the Parties for delivery of the Currencies to be purchased and sole pursuant to such FX Transaction, and, with respect to any Currency Obligation, the Business Day (or, in the case of Split Settlement, Local Banking Day) upon which the obligation to deliver Currency pursuant to such Currency Obligation is to be performed.

SECTION 2.          FX TRANSACTIONS

                    2.1 Scope of the Agreement. The Parties (through their respective Designated Offices) may enter into FX Transactions, for such quantities of such Currencies, as may be agreed subject to the terms of the Agreement; provided that neither Party shall be required to enter into any FX Transaction with the other Party. Unless otherwise agreed in writing by the Parties, each FX Transaction entered into between Designated Offices of the Parties on or after the Effective Date shall be governed by the Agreement. Each FX Transaction between any two Designated Offices of the Parties outstanding on the Effective Date which is identified in Part I of the Schedule shall also be governed by the Agreement.

                    2.2 Single Agreement. This Master Agreement, the terms agreed between the Parties with respect to each FX Transaction (and, to the extent recorded in a Confirmation, each such Confirmation), and all amendments to any of such items shall together form the agreement between the Parties (the "Agreement") and shall together constitute a single agreement between the Parties. The Parties acknowledge that all FX Transactions are entered into in reliance upon such fact, it being understood that the Parties would not otherwise enter into any FX Transaction.

                    2.3 Confirmations. FX Transactions shall be promptly confirmed by the Parties by Confirmations exchanged by mail, telex, facsimile or other electronic means from which it is possible to produce a hard copy. The failure by a Party to issue a Confirmation shall not prejudice or invalidate the terms of any FX Transaction.

                    2.4 Inconsistencies. In the event of any inconsistency between the provisions of the Schedule and the other provisions of the Agreement, the Schedule will prevail. In the event of any inconsistency between the terms of a Confirmation and the other provisions of the Agreement, the other provisions of the Agreement shall prevail, and the confirmation shall not modify the other terms of the Agreement.

SECTION 3.          SETTLEMENT AND NETTING

                    3.1 Settlement. Subject to Sections 3.2 and 3.3, each Party shall deliver to the other Party the amount of the Currency to be delivered by it under each Currency Obligation on the Value Date for such Currency Obligation.

                    3.2 Settlement Netting. If on any date, more than one delivery of a particular Currency under Currency Obligations is to be made between a pair of Settlement Netting Offices, then each Party shall aggregate the amounts of such Currency deliverable by it and only the difference between these aggregate amounts shall be delivered by the Party owing the larger aggregate amount to the other Party, and, if the aggregate amounts are equal, no delivery of the Currency shall be made.

                    3.3    Novation Netting.

                    (a) By Currency. If the Parties enter into an FX Transaction through a pair of Novation Netting Offices giving rise to a Currency Obligation for the same Value Date and in the same Currency as a then existing Currency Obligation between the same pair of Novation Netting Offices, then immediately upon entering into such FX Transaction, each such Currency Obligation shall automatically and without further action be individually canceled and simultaneously replaced by a new Currency Obligation for such Value Date determined as follows: the amounts of such Currency that would otherwise have been deliverable by each Party on such Value Date shall be aggregated and the Party with the larger aggregate amount shall have a new Currency Obligation to deliver to the other Party the amount of such Currency by which its aggregate amount exceeds the other Party's aggregate amount, provided that if the aggregate amounts are equal, no new Currency Obligation shall arise. This
                           Section 3.3 shall not affect any other Currency Obligation of a Party to deliver any different Currency on the same Value Date.

                    (b) By Matched Pair. If the Parties enter into an FX Transaction between a pair of Matched Pair Novation Netting Offices then the provisions of Section 3.3(a) shall apply only in respect of Currency Obligations arising by virtue of FX Transactions entered into between such pair of Matched Pair Novation Netting Offices and involving the same pair of Currencies and the same Value Date.

                    3.4    General.

                    (a) Inapplicability of Sections 3.2 and 3.3. The provisions of Sections 3.2 and 3.3 shall not apply if a Close-Out Date has occurred or a voluntary or involuntary Insolvency Proceeding or action of the kind described in clause (ii), (iii) or (iv) of the definition of Event of Default has occurred without being dismissed in relation to either Party.

                    (b) Failure to Record. The provisions of Section 3.3 shall apply notwithstanding that either Party may fail to record the new Currency Obligations in its books.

                    (c) Cutoff Date and Time. The provisions of Section 3.3 are subject to any cut-off date and cut-off time agreed between the applicable Novation Netting Offices and Matched Pair Novation Netting Offices of the Parties.

SECTION 4.          REPRESENTATIONS, WARRANTIES AND COVENANTS

                    4.1 Representations and Warranties. Each Party represents and warrants to the other Party as of the Effective Date and as of the date of each FX Transaction that: (i) it has authority to enter into the Agreement (including such FX Transaction); (ii) the persons entering into the Agreement (including such FX Transaction) on its behalf have been duly authorized to do so; (iii) the Agreement (including such FX Transaction) is binding upon it and enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and applicable principles of equity) and does not and will not violate the terms of any agreements to which such Party is bound; (iv) no Event of Default, or event which, with notice or lapse of time or both, would constitute and Event of Default, has occurred and is continuing with respect to it; and (v) it acts as principal in entering into each FX Transaction; and (vi) if the Parties have so specified in
                    Part XV of the Schedule, it makes the representations and warranties set forth in such Part XV.

                    4.2 Covenants. Each Party covenants to the other Party that:
                    (i) it will at all times obtain and comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required to enable it lawfully to perform its obligations under the Agreement; (ii) it will promptly notify the other Party of the occurrence of any Event of Default with respect to itself or any Credit Support Provider in relation to it; and (iii) if the Parties have set forth additional covenants in Part XVI of the Schedule, it makes the covenants set forth in such Part XVI.

SECTION 5           CLOSE-OUT AND LIQUIDATION

                    5.1 Manner of Close-Out and Liquidation. (a) Close-Out. If an Event of Default has occurred and is continuing, then the Non-Defaulting Party shall have the right to close-out all, but not less than all, outstanding Currency Obligations (including any Currency Obligation which has not been performed and in respect of which the Value Date is on or precedes the Close-Out Date) except to the extent that in the good faith opinion of the Non-Defaulting Party certain of such Currency Obligations may not be closed-out under applicable law. Such close-out shall be effective upon receipt by the Defaulting Party of notice that the Non-Defaulting Party is terminating such Currency Obligations. Notwithstanding the foregoing, unless otherwise agreed by the Parties in Part X of the Schedule, in the case of an Event of Default in clause (ii), (iii) or (iv) of the definition thereof with respect to a Party and, if agreed by the Parties in Part IX of the Schedule, in the case of any other Event of Default specified and so agreed in Part IX with respect to a Party, close-out shall be automatic as to all outstanding Currency Obligations, as of the time immediately preceding the institution of the relevant Insolvency Proceeding or action. The Non-Defaulting Party shall have the right to liquidate such closed-out Currency Obligations as provided below.

                    (b)    Liquidation.   Liquidation  of  Currency  Obligations
                    terminated by close-out shall be effected as follows:

                    (i) Calculating Closing Gain or Loss. The Non-Defaulting Party shall calculate in good faith, with respect to each such terminated Currency Obligation, except to the extent that in the good faith opinion of the Non-Defaulting Party certain of such Currency Obligations may not be liquidated as provided herein under applicable law, as of the Close-Out Date or as soon thereafter as reasonably practicable, the Closing Gain, or, as appropriate, the Closing Loss, as follows:

                             (A)  for  each  Currency  Obligation   calculate  a
                                  "Close-Out Amount" as follows:

                                     (1)    in the case of a Currency Obligation
                                            whose  Value  Date is the same as or
                                            is later  than the  Close-Out  Date,
                                            the   amount   of   such    Currency
                                            Obligation; or

                                     (2)    in the case of a Currency Obligation
                                            whose   Value  Date   precedes   the
                                            Close-Out  Date,  the amount of such
                                            Currency  Obligation  increased,  to
                                            the extent  permitted by  applicable
                                            law, by adding interest thereto from
                                            and  including the Value Date to but
                                            not excluding the Close-Out  Date at
                                            overnight LIBOR; and

                                     (3)    for each such  amount in a  Currency
                                            other   than   the    Non-Defaulting
                                            Party's Base Currency,  convert such
                                            amount   into   the   Non-Defaulting
                                            Party's Base Currency at the rate of
                                            exchange  at  which,  at the time of
                                            the calculation,  the Non-Defaulting
                                            Party  can buy  such  Base  Currency
                                            with or against the  Currency of the
                                            relevant  Currency   Obligation  for
                                            delivery  (x) if the  Value  Date of
                                            such  Currency  Obligation  is on or
                                            after  the Spot Date as of such time
                                            of   calculation    for   the   Base
                                            Currency,  on the Value Date of that
                                            Currency  Obligation  or (y) if such
                                            Value Date  precedes such Spot Date,
                                            for  delivery on such Spot Date (or,
                                            in  either  case,  if  such  rate of
                                            exchange    is    not     available,
                                            conversion  shall be accomplished by
                                            the  Non-Defaulting  Party using any
                                            commercially reasonable method); and

                             (B) determine in relation to each Value Date: (1) the sum of all Close-Out Amounts relating to Currency Obligations under which the Non-Defaulting Party would otherwise have been entitled to receive the relevant amount on that Value Date; and (2) the sum of all Close-Out Amounts relating to Currency Obligations under which the Non-Defaulting Party would have been obliged to deliver the relevant amount to the Defaulting Party on that Value Date; and

                             (C) if the sum determined under (B)(1) is greater than the sum determined under (B)(2), the difference shall be the Closing Gain for such Value Date; if the sum determined under
                                   (B)(1) is less than the sum determined  under
                                   (B)(2), the difference shall be the Closing Loss for such Value Date.

                    (ii) Determining Present Value. To the extent permitted by applicable law, the Non-Defaulting Party shall adjust the Closing Gain or Closing Loss for each Value Date falling after the Close-Out Date to present value by discounting the Closing Gain or Closing Loss from and including the Value Date to but excluding the
                           Close-Out   Date,   at  LIBOR  with  respect  to  the
                           Non-Defaulting Party's Base Currency as at the Close-Out Date or at such other rate as may be prescribed by applicable law.

                    (iii) Netting. The Non-Defaulting Party shall aggregate the following amounts so that all such amounts are netted into a single liquidated amount payable to or by the Non-Defaulting Party: (x) the sum of the Closing
                           Gains for all Value Dates (discounted to present value, where appropriate, in accordance with the provisions of Section 5.1(b)(ii)) (which for the purposes of this aggregation shall be a positive figure); and (y) the sum of the Closing Losses for all Value Dates (discounted to present value, where appropriate, in accordance with the provisions of
                           Section 5.1(b)(ii)) (which for the purposes of the aggregation shall be a negative figure).

                    (iv) Settlement Payment. If the resulting net amount is positive, it shall be payable by the Defaulting Party to the Non-Defaulting Party, and if it is negative, then the absolute value of such amount shall be payable by the Non-Defaulting Party to the Defaulting Party.

                    5.2 Set-Off Against Credit Support. Where close-out and liquidation occurs in accordance with Section 5.1, the Non-Defaulting Party shall also be entitled (i) to set off the net payment calculated in accordance with Section
                    5.1(b)(iv) which the Non-Defaulting Party owes to the Defaulting Party, if any, against any credit support or other collateral ("Credit Support") held by the Defaulting Party pursuant to a Credit Support Document or otherwise (including the liquidated value of any non-cash Credit Support) in respect of the Non-Defaulting Party's obligations under the Agreement or (ii) to set off the net payment calculated in accordance with Section 5.1(b)(iv) which the Defaulting Party owes to the Non-Defaulting Party, if any, against any Credit Support held by the Non-Defaulting Party (including the liquidated value of any non-cash Credit Support) in respect of the Defaulting Party's obligations under the Agreement; provided that, for purposes of either such set-off, any Credit Support denominated in a Currency other than the Non-Defaulting Party's Base Currency shall be converted into such Base Currency at the spot price determined by the Non-Defaulting Party at which, at the time of calculation, the Non-Defaulting Party could enter into a contract in the foreign exchange market to buy the Non-Defaulting Party's Base Currency in exchange for such Currency.

                    5.3 Other Foreign Exchange Transactions. Where close-out and liquidation occurs in accordance with Section 5.1, the Non-Defaulting Party shall also be entitled to close-out and liquidate, to the extent permitted by applicable law, any other foreign exchange transaction entered into between the Parties which is then outstanding in accordance with provisions of Section 5.1, with each obligation of a Party to deliver a Currency under such a foreign exchange transaction being treated as if it were a Currency Obligation under the Agreement.

                    5.4 Payment and Late Interest. The net amount payable by one Party to the other Party pursuant to the provisions of Sections 5.1 and 5.3 above shall be paid by the close of business on the Business Day following the receipt by the Defaulting Party of notice of the Non-Defaulting Party's settlement calculation, with interest at overnight LIBOR from and including the Close-Out Date to but excluding such

                    Business Day (and converted as required by applicable law into any other Currency, any costs of conversion to be borne by, and deducted from any payment to, the Defaulting Party). To the extent permitted by applicable law, any amounts owed but not paid when due under this Section 5 shall bear interest at overnight LIBOR (or, if conversion is required by applicable law into some other Currency, either overnight LIBOR with respect to such other Currency or such other rate as may be prescribed by such applicable law) for each day for which such amount remains unpaid. any addition of interest or discounting required under this Section 5 shall be calculated on the basis of a year of such number of days as is customary for transactions involving the relevant Currency in the relevant foreign exchange market.

                    5.5 Suspension of Obligations. Without prejudice to the foregoing, so long as a Party shall be in default in payment or performance to the other Party under the Agreement and the other Party has not exercised its rights under this
                    Section 5, or, if "Adequate Assurances" is specified as applying to the Agreement in Part XI of the Schedule, during the pendency of a reasonable request to a Party for adequate assurances of its ability to perform its obligations under the Agreement, the other Party may, at its election and without penalty, suspend its obligation to perform under the Agreement.

                    5.6 Expenses. The Defaulting Party shall reimburse the Non-Defaulting Party in respect of all out-of-pocket expenses incurred by the Non-Defaulting Party (including fees and disbursements of counsel, including attorneys who may be employees of the Non-Defaulting Party) in connection with any reasonable collection or other enforcement proceedings related to the payments required under the Agreement.

                    5.7 Reasonable Pre-Estimate. The Parties agree that the amounts recoverable under this Section 5 are a reasonable pre-estimate of loss and not a penalty. Such amounts are payable for the loss of bargain and the loss of protection against future risks and, except as otherwise provided in the Agreement, neither Party will be entitled to recover any additional damages as a consequence of such losses.

                    5.8 No Limitation of Other Rights; Set-Off. The Non-Defaulting Party's rights under this Section 5 shall be in addition to, and not in limitation or exclusion of, any other rights which the Non-Defaulting Party may have (whether by agreement, operation of law or otherwise), and, to the extent not prohibited by law, the Non-Defaulting Party shall have a general right of set-off with respect to all amounts owed by each Party to the other Party, whether due and payable or not due and payable (provided that any amount not due and payable at the time of such set-off shall, if appropriate, be discounted to present value in a commercially reasonable manner by the Non-Defaulting Party). The Non-Defaulting Party's rights under this Section 5.8 are subject to Section 5.7.

SECTION 6.          ILLEGALITY, IMPOSSIBILITY AND FORCE MAJEURE

                    6.1 Force Majeure, Act of State, Illegality or Impossibility. If either Party is prevented from or hindered or delayed by reason of force majeure or act of state in the delivery or receipt of any Currency in respect of a Currency Obligation or if it becomes or, in the good faith judgment of one of the Parties, may become unlawful or impossible for either Party to make or receive any payment in respect of a Currency Obligation, then the Party for whom such performance has been prevented, hindered or delayed or has become illegal or impossible shall promptly give notice thereof to the other Party and either Party may, by notice to the other Party, require the close-out and liquidation of each affected Currency Obligation in accordance with the provisions of Sections 5.1 and, for such purposes, the Party unaffected by such force majeure, act of state, illegality or impossibility (or, if both Parties are so affected, whichever Party gave the relevant notice) shall perform the calculation required under Section 5.1 as if it were the Non-Defaulting Party. Nothing in this Section 6.1 shall be taken as indicating that the Party treated as the Defaulting Party for the purpose of calculations required by Section
                    5.1 has committed any breach or default.

                    6.2 Transfer to Avoid Force Majeure, Act of State, Illegality or Impossibility. If Section 6.1 becomes applicable, unless prohibited by law, the Party which has been prevented, hindered or delayed from performing shall, as a condition to its right to designate a close-out and liquidation of any affected Currency Obligation, use all reasonable efforts (which will not require such Party to incur a loss, excluding immaterial, incidental expenses) to transfer as soon as practicable, and in any event before twenty (20) days after it gives notice under Section 6.1, all its rights and obligations under the Agreement in respect of the affected Currency Obligations to another of its Designated Offices so that such force majeure, act of state, illegality or impossibility ceases to exist. Any such transfer will be subject to the prior written consent of the other Party, which consent will not be withheld if such other Party's policies in effect at such time would permit it to enter into transactions with the transferee Designated Office on the terms proposed, unless such transfer would cause the other Party to incur a material tax or other cost.

SECTION 7.          PARTIES TO RELY ON THEIR OWN EXPERTISE

                    Each Party will be deemed to represent to the other Party on the date on which it enters into an FX Transaction that (absent a written agreement between the Parties that expressly imposes affirmative obligations to the contrary for that FX Transaction): (i)(A) it is acting for its own account, and it has made its own independent decisions to enter into that FX Transaction and as to whether that FX Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary; (B) it is not relying on any communication (written or oral) of the other Party as investment advice or as a recommendation to enter into that FX Transaction, it being understood that information and explanations related to the terms and conditions of an FX Transaction shall not be considered investment advice or a recommendation to enter into that FX Transaction; and (C) it has not received from the other Party any assurance or guarantee as to the expected results of that FX Transaction; (ii) it is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that FX Transaction; and (iii) the other Party is not acting as a fiduciary or an advisor for it in respect of that FX Transaction.

SECTION 8.          MISCELLANEOUS

                    8.1 Currency Indemnity. The receipt or recovery by either Party (the "first Party") of any amount in respect of an obligation of the other Party (the "second Party") in a Currency other than that in which such amount was due, whether pursuant to a judgment of any court or pursuant to
                    Section 5 or 6, shall discharge such obligation only to the extent that, on the first day on which the first Party is open for business immediately following such receipt or recovery, the first Party shall be able, in accordance with normal banking practice, to purchase the Currency in which such amount was due with the Currency received or recovered. If the amount so purchasable shall be less than the original amount of the Currency in which such amount was due, the second Party shall, as a separate obligation and notwithstanding any judgment of any court, indemnify the first Party against any loss sustained by it. The second Party shall in any event indemnify the first Party against any costs incurred by it in making any such purchase of Currency.

                    8.2 Assignments. Neither Party may assign, transfer or charge or purport to assign, transfer or charge its rights or its obligations under the Agreement to a third party without the prior written consent of the other Party and any purported assignment, transfer or charge in violation of this Section 8.2 shall be void.

                    8.3 Telephonic Recording. The Parties agree that each may electronically record all telephonic conversations between them and that any such recordings may be submitted in evidence to any court or in any Proceedings for the purpose of establishing any matters pertinent to the Agreement.

                    8.4 Notices. Unless otherwise agreed, all notices, instructions and other communications to be given to a Party under the Agreement shall be given to the address, telex (if confirmed by the appropriate answerback), facsimile
                    (confirmed if requested) or telephone number and to the individual or department specified by such Party in Part III of the Schedule. Unless otherwise specified, any notice, instruction or other communication given in accordance with this Section 8.4 shall be effective upon receipt.

                    8.5 Termination. Each of the Parties may terminate the Agreement at any time by seven (7) days' prior written notice to the other Party delivered as prescribed in Section 8.4, and termination shall be effective at the end of such seventh day; provided, however, that any such termination shall not affect any outstanding Currency Obligations, and the provisions of the Agreement shall continue to apply until all the obligations of each Party to the other under the Agreement have been fully performed.

                    8.6 Severability. In the event any one or more of the provisions contained in the Agreement should be held invalid, illegal or unenforceable in any respect under the law of any jurisdiction, the validity, legality and enforceability of the remaining provisions contained in the Agreement under the law of such jurisdiction, and the validity, legality and enforceability of such and any other provisions under the law of any other jurisdiction shall not in any way be affected or impaired thereby. The Parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                    8.7 No Waiver. No indulgence or concession granted by a Party and no omission or delay on the part of a Party in exercising any right, power or privilege under the Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                    8.8 Master Agreement. Where one of the Parties to the Agreement is domiciled in the United States, the Parties intend that the Agreement shall be a master agreement, as referred to in 11 U.S.C. Section 101(53B)(C) and 12 U.S.C.
                    Section 1821(e)(8)(D)(vii).

                    8.9 Time of Essence. Time shall be of the essence in the Agreement.

                    8.10 Headings. Headings in the Agreement are for ease of reference only.

                    8.11 Payments Generally. All payments to be made under the Agreement shall be made in same day (or immediately available) and freely transferable funds and, unless otherwise specified, shall be delivered to such office of such bank, and in favor of such account as shall be specified by the Party entitled to receive such payment in
                    Part IV of the Schedule or in a notice given in accordance with Section 8.4.

                    8.12 Amendments. No amendment, modification or waiver of the Agreement will be effective unless in writing executed by each of the Parties.

                    8.13 Credit Support. A Credit Support Document between the Parties may apply to obligations governed by the Agreement. If the Parties have executed a Credit Support Document, such Credit Support Document shall be subject to the terms of the Agreement and is hereby incorporated by reference in the Agreement. In the event of any conflict between a Credit Support Document and the Agreement, the Agreement shall prevail, except for any provision in such Credit Support Document in respect of governing law.

                    8.14 Adequate  Assurances.  If the Parties have so agreed in
                    Part XI of the Schedule, the failure by a Party to give adequate assurances of its ability to perform any of its obligations under the Agreement within two (2) Business Days of a written request to do so when the other Party has reasonable grounds for insecurity shall be an Event of Default under the Agreement.

                    8.15 Correction of Confirmations. Unless either Party objects to the terms contained in any Confirmation sent by the other Party or sends a corrected Confirmation within three (3) Business Days of receipt of such Confirmation, or such shorter time as may be appropriate given the Value Date of the FX Transaction, the terms of such Confirmation shall be deemed correct and accepted absent manifest error. If the Party receiving a Confirmation sends a corrected Confirmation within such three (3) Business Days, or shorter period, as appropriate, then the Party receiving such corrected Confirmation shall have three (3) Business Days, or shorter period, as appropriate, after receipt thereof to object to the terms contained in such corrected Confirmation.

SECTION 9.          LAW AND JURISDICTION

                    9.1 Governing Law. The Agreement shall be governed by, and construed in accordance with the laws of the jurisdiction set forth in Part XII of the Schedule without giving effect to conflict of laws principles.

                    9.2 Consent to Jurisdiction. (a) With respect to any Proceedings, each Party irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the jurisdiction set forth in Part XIII of the Schedule and (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have jurisdiction over such Party. Nothing in the Agreement precludes either Party from bringing Proceedings in any other jurisdiction nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

                    (b) Each Party irrevocably appoints the agent for service of process (if any) specified with respect to it in Part XIV of the Schedule. If for any reason any Party's process agent is unable to act as such, such Party will promptly notify the other Party and within thirty (30) days will appoint a substitute process agent acceptable to the other Party.

                    9.3 Waiver of Jury Trial. Each Party irrevocably waives any and all right to trial by jury in any Proceedings.

                    9.4 Waiver of Immunities. Each Party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any courts, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

                  IN WITNESS WHEREOF, the Parties have caused the Agreement to be duly executed by their respective authorized officers as of the date first written above.

                                            CARR FUTURES INC.



                        By ______________________________
                           Name:
                           Title:

                        DEAN WITTER CORNERSTONE FUND _____ L.P.

                        By Demeter Management Corporation
                                 General Partner



                        By _______________________________
                           Name:        Mark Hawley
                           Title:       President

                                    SCHEDULE

         Schedule to the International Foreign Exchange Master Agreement

                      dated as of __________________, _____

between Dean Witter Cornerstone Fund ___ L.P. ("Party A") and Carr Futures Inc. ("Party B").

Part I.             Scope of Agreement

                    The   Agreement   shall  apply  to  all   foreign   exchange
                    transactions outstanding between any two Designated Offices of the Parties on the Effective Date.


Part II.            Designated Offices

                    Each of the following shall be a Designated Office:

                    Party A:

                    c/o Demeter Management Corporation
                    Two World Trade Center
                    62nd Floor
                    New York, NY 10048
                    Attn: ____________________________
                    Telephone No.: ___________________
                    Facsimile No.: ___________________

                    Party B:

                    Carr Futures Inc.
                    One World Trade Center
                    97th Floor
                    New York, NY 10048
                    Attn: ____________________________
                    Telephone No.: ___________________
                    Facsimile No.: ___________________

Part III.           Notices:

                    If sent to Party A:

                    Address:
                    Telephone Number:
                    Telex Number:
                    Facsimile Number:
                    Name of Individual or Department to whom Notices are to be sent:

                    If sent to Party B:

                    Address:
                    Telephone Number:
                    Telex Number:
                    Facsimile Number:
                    Name of Individual or Department to whom Notices are to be sent:


Part IV.            Payment Instructions

                    [ ] Name of Bank and Office, Account Number and Reference with respect to relevant Currencies:

                    [ ] With respect to each Party, as may be set forth in such Standard Settlement Instructions as may be specified by such Party in a notice given in accordance with Section 8.4.

Part V.             Netting

A.                  Settlement Netting Offices

                    Each of the following shall be a Settlement Netting Office:

                    Party A: Same as in Part II.

                    Party B:          Same as in Part II.

B.                  Novation Netting Offices

                    Each of the following shall be a Novation Netting Office:

                    Party A: Same as in Part V-A.

                    Party B: Same as in Part V-A.

                    .

C.                  Matched Pair Novation Netting Offices

                    Each of the following shall be a Matched Pair Novation Netting Office:

                    Party A: Not Applicable.

                    Party B: Not Applicable.

                    .

Part VI.            Cash Settlement of FX Transactions

                    The following provision [shall][shall not] apply:

                    The definition of FX Transaction in Section 1 shall include foreign exchange transactions for the purchase and sale of one Currency against another but which shall be settled by the delivery of only one Currency based on the difference between exchange rates as agreed by the Parties as evidenced in a Confirmation. Section 3.1 is modified so that only one Currency shall be delivered for any such FX Transaction in accordance with the formula agreed by the Parties. Section 5.1(b)(i)(A) is modified so that the Close-Out Amount for any such FX Transaction for which the cash settlement amount has been fixed on or before the Close-Out Date pursuant to the terms of such FX Transaction shall be equal to the Currency Obligation arising therefrom (increased by adding interest in the manner provided in clause (A)(2) if the Value Date precedes the Close-Out Date) and for any such FX Transaction for which the cash settlement amount has not yet been fixed on the Close-Out Date pursuant to the terms of such FX Transaction, the Close-Out Amount shall be as determined by the Non-Defaulting Party in good faith and in a commercially reasonable manner.

Part VII.           Base Currency

                    Party A's Base Currency is the United States dollar.

                    Party B's Base Currency is the United States dollar.

Part VIII.          Threshold Amount

                    For  purposes  of clause (x) of the  definition  of Event of
Default:

                    Party A's Threshold Amount is [$]

                    Party B's Threshold Amount is [$]

Part IX.            Additional Events of Default

                    The following provisions which are checked shall constitute Events of Default:

                    [ ] (a) occurrence of garnishment or provisional garnishment against a claim against the Defaulting Party acquired by the Non-Defaulting Party. The automatic termination provisions of Section 5.1 [shall] [shall not] apply to either Party that is a Defaulting Party in respect of this Event of Default.

                    [ ] (b) suspension of payment by the Defaulting Party or any Credit Support provider in accordance with the Bankruptcy Law or the Corporate Reorganization Law in Japan. The automatic termination provision of Section 5.1 [shall] [shall not] apply to either Party that is a Defaulting Party in respect of this Event of Default.

                    [ ] (c) disqualification of the Defaulting Party or any Credit Support Provider by any relevant bill clearing house located in Japan. The automatic termination provision of Section 5.2 [shall][shall not] apply to either Party that is a Defaulting Party in respect of this Event of Default.

Part X.             Automatic Termination

                    The automatic termination provision of Section 5.1 [shall][shall not] apply to Party A as Defaulting Party in respect of clause (ii), (iii) or (iv) of the definition of Event of Default.

                    The automatic termination provision of Section 5.1 [shall][shall not] apply to Party B as Defaulting Party in respect of clause (ii), (iii) or (iv) of the definition of Event of Default.

Part XI.            Adequate Assurances

                    Adequate Assurances under Section 8.14 [shall][shall not] apply to the Agreement.

Part XII.           Governing Law

                    In accordance with Section 9.1 of the Agreement, the Agreement shall be governed by the laws of the State of New York.

Part XIII.          Consent to Jurisdiction

                    In accordance with Section 9.2 of the Agreement, each Party irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City.

Part XIV.           Agent for Service of Process

                    Not applicable.

Part XV.            Certain Regulatory Representations

A. The following FDICIA representation [shall][shall not] apply:

                    1. Party A represents and warrants that it qualifies as a "financial institution" within the meaning of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") by virtue of being a:

                             [  ] broker or dealer within the meaning of FDICIA;

                             [  ] depository institution within the meaning of
                                  FDICIA;

                             [  ] futures commission merchant within the meaning
                                  of FDICIA;

                             [  ] "financial  institution"  within the meaning
                                  of Regulation EE (see below).

                    2. Party B hereby represents and warrants that it qualifies as a "financial institution" by virtue of being a:

                             [  ] broker or dealer within the meaning of FDICIA;

                             [  ] depository institution within the meaning of
                                  FDICIA;

                             [  ] futures commission merchant within the meaning
                                  of FDICIA;

                             [  ] "financial institution" within the meaning
                                  of Regulation EE (see below).

                    3. A Party representing that it is a "financial institution" as that term is defined in 12 C.F.R.
                        Section 231.3 of Regulation EE issued by the Board of Governors of the Federal Reserve System ("Regulation EE") represents that:

                             (a) it is willing to enter into financial contracts" as a counterparty "on both sides of one or more financial markets" as those terms are used in Section 231.3 of Regulation EE; and

                             (b) during the 15-month period immediately preceding the date it makes or is deemed to make this representation, it has had on at least one (1) day during such period, with counterparties that are not its affiliates (as defined in Section 231.2(b) of Regulation
                                   EE) either:

                                      (i)  one or more financial contracts of a
                                           total gross notional principal
                                           amount of $1 billion outstanding; or

                                      (ii) total gross mark-to-market positions
                                           (aggregated across counterparties) of
                                           $100 million; and

                             (c) agrees that it will notify the other Party if it no longer meets the requirements for status as a financial institution under Regulation EE.

                    4. If both Parties are financial institutions in accordance with the above, the Parties agree that the Agreement shall be a netting contract, as defined in 12 U.S.C.
                        Section 4402(14), and each receipt or payment or delivery obligation under the Agreement shall be a covered contractual payment entitlement or covered contractual payment obligation, respectively, as defined in FDICIA.


B.                  The following ERISA representation [shall][shall not] apply:

                    Each Party represents and warrants that it is neither (i) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 which is subject to Part 4 of Subtitle B of Title I of such Act; (ii) a "plan" as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986; nor (iii) an entity the assets of which are deemed to be assets of any such "employee benefit plan" or "plan" by reason of the U.S. Department of Labor's plan asset regulation, 29 C.F.R. Section 2510.3-101.

C. The following CFTC eligible swap participant representation [shall][shall not] apply:

                    Each Party represents and warrants that it is an "eligible swap participant" under, and as defined in, 17 C.F.R.
                    Section 35.1.


Part XVI.           Additional Covenants

                    The following covenant[s] shall apply to the Agreement:

A. Party B covenants and agrees that when Party A or an agent for Party A requests Party B to an FX Transaction, Party B will do a back-to-back principal trade and the price of the FX Transaction to Party A will be the same price at which Party B effects its back-to-back trade with its counterparty, and Party B will not profit from any mark-up or spread on the FX Transaction.

B. With respect to each FX Transaction, Party A shall pay to Party B a round-turn fee as follows. For FX Transactions not having a Party B-imposed forward date, the fee shall be
                    $4.30 per round-turn ($2.15 per side) for each $85,000 equivalent of the Currency in the FX Transaction. For FX Transactions with a Party B-imposed forward date restriction, the fee shall be $5.00 per round-turn ($2.50 per side) for each $135,000 equivalent of the Currency in the FX Transaction.

C. Party A shall post margin with Party B with respect to all FX Transactions in an amount equal to 3.5% of the value of such FX Transactions. All calls for margin shall be made by Party B orally or by written notice to Dean Witter
                    Reynolds, and each such call for margin shall be met by Party A within three hours after Dean Witter Reynolds has received such call by wire transfer (by federal bank wire system) to the account of Party B. Party B shall accept as margin any instrument deemed acceptable as margin under the rules of the Chicago Mercantile Exchange. Upon oral or written request by Dean Witter Reynolds, Party B shall, within three hours after receipt of any such request, wire transfer (by federal bank wire system) to Dean Witter Reynolds for Party A's account any margin funds held by Party B in excess of the margin requirements specified hereby.